PROSPECTUS

$23,190,000

Nuveen Pennsylvania Dividend Advantage

Municipal Fund

MUNIFUND TERM PREFERRED SHARES

2,319,000 Shares, 2.10% Series 2015

Liquidation Preference $10 Per Share

The Offering.    Nuveen Pennsylvania Dividend Advantage Municipal Fund is offering 2,319,000 MuniFund Term Preferred Shares, 2.10% Series 2015 (“Series 2015 MTP Shares”), with a liquidation preference of $10 per share (“MTP Shares”). The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the Fund’s outstanding Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred™ shares”), and to maintain the Fund’s leveraged capital structure. Certain of the underwriters and their affiliates or their customers own or are obligated to repurchase in the future MuniPreferred shares and, as a result, may benefit from any such redemption. See “Prospectus Summary—The Offering.”

The Fund.    The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Listing.    Application has been made to list the MTP Shares on the New York Stock Exchange so that trading on such exchange will begin within 30 days after the date of this prospectus, subject to notice of issuance. Prior to the expected commencement of trading on the New York Stock Exchange, the underwriters do not intend to make a market in the MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in the MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for the MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of MTP Shares may be able to sell such shares only at substantial discounts from their liquidation preference. The trading or “ticker” symbol is “NXM Pr C.”

Investing in MuniFund Term Preferred Shares involves risks. See “Risks” beginning on page 48.

PRICE $10 A SHARE

	Price to Public	Underwriting Discounts and Commissions[1]	Proceeds to the Fund[2]
Per Share	$10.00	$0.15	$9.85
Total	$23,190,000	$347,850	$22,842,150

[1]	Total expenses of issuance and distribution, excluding underwriting discounts and commissions, are estimated to be $335,000.
[2]

The Fund has granted the underwriters the right to purchase up to 347,850 additional MTP Shares at the public offering price, less underwriting discounts and commissions, within 30 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the Price to Public, Underwriting Discounts and Commissions and Proceeds to the Fund will be $26,668,500, $400,027 and $26,268,473, respectively. See “Underwriters” on page 67 of this prospectus.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Book-Entry Only.    It is expected that the MTP Shares will be delivered to the underwriters in book-entry form only, through the facilities of the Depository Trust Company, on or about October 4, 2010.

CUSIP No. 67070E 301

Sole Structuring Coordinator	Joint Book Runners

MORGAN STANLEY BOFA MERRILL LYNCH CITI UBS INVESTMENT BANK WELLS FARGO SECURITIES

Co-Manager

NUVEEN INVESTMENTS, LLC

September 29, 2010

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Investment Strategies.    Under normal circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Pennsylvania income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser, Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock (as defined herein) outstanding. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Fixed Dividend Rate:	Series 2015 MTP Shares	2.10% per annum

The Fixed Dividend Rate may be adjusted in the event of a change in the credit rating of the MTP Shares, as described herein. See “Description of MTP Shares—Dividends and Dividend Periods.”

Dividends.    Dividends on the MTP Shares will be payable monthly. The first dividend period for the MTP Shares will commence on the first date of original issuance of MTP Shares and end on November 30, 2010 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares). Dividends will be paid on the first business day of the month next following a dividend period and upon redemption of the MTP Shares, except that dividends paid with respect to any dividend period consisting of the month of December in any year will be paid on the last business day of December. Except for the first dividend period, dividends with respect to any monthly dividend period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly dividend period (or if such day is not a business day, the next preceding business day). Dividends with respect to the first dividend period for the MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on November 29, 2010.

Redemption.    The Fund is required to redeem the MTP Shares on November 1, 2015 unless earlier redeemed or repurchased by the Fund. In addition, MTP Shares are subject to optional and mandatory redemption in certain circumstances. As of November 1, 2011, the Series 2015 MTP Shares will be subject to redemption at the option of the Fund, subject to payment of a premium through October 31, 2012, and at par thereafter. The Series 2015 MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares, as described herein. See “Description of MTP Shares—Redemption.”

Tax Exemption.    The dividend rate for MTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal and Pennsylvania income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on MTP Shares. To the extent that it does so, the Fund will contemporaneously make a separate, supplemental distribution of an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the two distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal and Pennsylvania income taxes. Alternatively (particularly in cases where the amount of capital gains or ordinary income to be allocated to the MTP Shares is small), the Fund will satisfy the requirement to allocate capital gains or ordinary income to MTP Shares by making a supplemental distribution of such gains or income to holders of MTP Shares, over and above the monthly dividend that is fully exempt from regular federal and Pennsylvania income taxes. If, in connection with a redemption of MTP Shares, the Fund allocates capital gains or ordinary income to a distribution on

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MTP Shares without having made either a contemporaneous supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of MTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rates in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the MTP Shares. See “Tax Matters” and “Description of MTP Shares—Dividends and Dividend Periods—Distribution with respect to Taxable Allocations.”

Priority of Payment.    MTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares currently outstanding. The Fund may issue additional preferred shares on parity with MTP Shares, subject to certain limitations. The Fund may not issue additional classes of shares that are senior to MTP Shares and other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Description of MTP Shares.” The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. See “Investment Restrictions” in the Statement of Additional Information.

Redemption and Paying Agent.    The redemption and paying agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts.

Adviser.    Nuveen Asset Management, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in MTP Shares and retain it for future reference. A Statement of Additional Information, dated September 29, 2010, and as it may be supplemented, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 71 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

MTP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference to this prospectus. We have not authorized anyone to provide you with information different from that contained in this prospectus. We are offering to sell MTP Shares and seeking offers to buy MTP Shares, only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of MTP Shares.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), including the Fund’s Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (the “Statement”), attached as Appendix A to the SAI, prior to making an investment in the Fund, especially the information set forth under the heading “Risks.” Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund	Nuveen Pennsylvania Dividend Advantage Municipal Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value, are traded on the NYSE Amex under the symbol “NXM.” See “Description of Outstanding Shares—Common Shares.” The Fund commenced investment operations on March 27, 2001. As of August 31, 2010, the Fund had 3,321,984 common shares outstanding and 900 preferred shares outstanding. Preferred shares previously offered by the Fund are referred to as “MuniPreferred”™ shares or auction rate preferred shares (“ARPS”). MTP Shares, as defined below, and any other preferred shares, including MuniPreferred shares, that may then be outstanding are collectively referred to as “Preferred Stock.”

The Offering

The Fund is offering 2,319,000 MuniFund Term Preferred Shares, 2.10% Series 2015 (“Series 2015 MTP Shares” or “MTP Shares”), at a purchase price of $10 per share. MTP Shares are being offered by the underwriters listed under “Underwriters.” The Fund has granted the underwriters the right to purchase up to 347,850 additional MTP Shares to cover over-allotments. Unless otherwise specifically stated, the information throughout this prospectus does not take into account the possible issuance to the underwriters of additional MTP Shares pursuant to their right to purchase additional MTP Shares to cover over-allotments. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. Certain underwriters and their affiliates, including Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, currently own or are obligated to repurchase in the future outstanding MuniPreferred shares. In addition, customers of certain underwriters and their affiliates currently own outstanding MuniPreferred shares. Upon the successful completion of this offering, these outstanding MuniPreferred shares may be redeemed or purchased by the Fund with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption or purchase would be done in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) in a manner that did not favor these underwriters, affiliates or customers, the underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the

MTP Shares due to such redemption or purchase including, for certain of the underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid MuniPreferred shares.

The first issuance date of the MTP Shares upon the closing of this offering is referred to herein as the “Date of Original Issue.” MTP Shares will be senior securities that constitute stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares will have equal priority as to payments of dividends and as to distributions of assets upon dissolution, liquidation or winding up of the affairs of the Fund and will be in parity in all respects with MuniPreferred shares outstanding. The Fund may not issue additional classes of shares that are senior to Preferred Stock as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Who May Want to Invest	You should consider your investment goals, time horizons and risk tolerance before investing in MTP Shares. An investment in MTP Shares is not appropriate for all investors and is not intended to be a complete investment program. MTP Shares are designed as an intermediate-term investment to help achieve the after-tax income and capital preservation goals of investors, and not as a trading vehicle. MTP Shares may be an appropriate investment for you if you are seeking:

•	Current income exempt from regular federal and Pennsylvania income taxes;

•	Consistent monthly dividends;

•	Return of your capital investment after a limited term of 5 years;

•	A security that benefits from significant over-collateralization and related protective provisions;

•	Municipal market exposure through the Fund (rather than a single municipal issuer) that diversifies credit risk by investing in many securities and various essential-service sectors;

•	Potential for daily liquidity and transparency afforded by New York Stock Exchange listing, once the MTP Shares begin trading on such exchange as anticipated; and

•	An intermediate-term fixed income investment with potentially less price volatility than longer-dated fixed income securities.

However, keep in mind that you will need to assume the risks associated with an investment in MTP Shares and the Fund. See “Risks.”

Fixed Dividend Rate	MTP Shares pay a dividend at a fixed rate of 2.10% per annum of the $10 liquidation preference per share (the “Fixed Dividend Rate”). The Fixed Dividend Rate is subject to adjustment in certain circumstances (but will not in any event be lower than the 2.10% Fixed Dividend Rate). See “Description of MTP Shares—Dividends and Dividend Periods—Fixed Dividend Rate,” “—Adjustments to Fixed Dividend Rate—Ratings” and “—Default Period.”

Dividend Payments	The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on each such share, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment. Dividends on the MTP Shares will be payable monthly. The first dividend period for the MTP Shares will commence on the Date of Original Issue of MTP Shares and end on November 30, 2010 and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each dividend period a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date a “Dividend Payment Date”). Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period of the Series 2015 MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on November 29, 2010. See “Description of MTP Shares—Dividends and Dividend Periods.”

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Term Redemption	The Fund is required to provide for the mandatory redemption of all outstanding Series 2015 MTP Shares on November 1, 2015 at a redemption price equal to $10 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date (the “Term Redemption Price”). No amendment, alteration or repeal of the obligations of the Fund to redeem all of the Series 2015 MTP Shares on November 1, 2015 can be effected without the prior unanimous vote or consent of the holders of Series 2015 MTP Shares. See “Description of MTP Shares—Redemption.”

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio	Asset Coverage. If the Fund fails to have Asset Coverage (as defined below) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Fund will redeem within 30 calendar days of the Asset Coverage Cure Date shares of Preferred Stock equal to the lesser of (i) the minimum number of shares of Preferred Stock that will result in the Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of shares of Preferred Stock (including shares of Preferred Stock required to be redeemed) that will result in the Fund having Asset Coverage of up to and including 285%. The Preferred Stock to be redeemed may include at the Fund’s sole option any number or proportion of MTP Shares. If MTP Shares are to be redeemed in such an event, they will be redeemed at a redemption price equal to their $10 liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption (the “Mandatory Redemption Price”).

Effective Leverage Ratio.    If the Effective Leverage Ratio (as defined below) of the Fund exceeds 50% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund will within 30 calendar days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio that does not exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of MTP Shares, in accordance with the terms of such Preferred Stock, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any MTP Shares so redeemed will be redeemed at a price per share equal to the

Mandatory Redemption Price. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities” and “—Floating Rate Securities.”

Optional Redemption	As of November 1, 2011, Series 2015 MTP Shares will be subject to optional redemption (in whole or from time to time, in part) at the sole option of the Fund out of monies legally available therefor, at the redemption price per share equal to the sum of the $10 liquidation preference per share plus (i) an initial premium of 1.00% of the liquidation preference (with such premium declining by 0.5% every six months so that by November 1, 2012 there will cease to be a premium) and (ii) an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption. See “Description of MTP Shares—Redemption— Optional Redemption.” The period from the Date of Original Issue to the date that the MTP Shares are subject to such optional redemption is referred to herein as the “Non-Call Period.” In addition to the optional redemption described above, the MTP Shares will also be subject to optional redemption on any Business Day during a Rating Downgrade Period with respect to such MTP Shares at the redemption price per share equal to the sum of the $10 liquidation preference per share (without any additional premium) plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest thereon) to (but excluding) the date fixed for redemption. A “Rating Downgrade Period” means any period during which the MTP Shares are rated A+ or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), A1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and A+ or lower by Fitch Ratings, Inc. (“Fitch”). See “Description of MTP Shares—Redemption.”

Federal and Pennsylvania State Income Taxes	Because under normal circumstances the Fund will invest substantially all of its assets in municipal securities that pay interest exempt from regular federal and Pennsylvania income taxes, the dividends designated by the Fund as exempt-interest dividends received by a holder of MTP Shares will be similarly exempt. The dividends received by a holder of MTP Shares may be subject to other state and local taxes. A portion of the income from the Fund’s portfolio securities, and in turn the exempt-interest dividends paid to holders of MTP Shares, may be subject to the federal alternative minimum tax, so MTP Shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of Preferred Stock and common shares, based on the percentage of total Preferred Stock dividends relative to common share dividends.

The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Ratings	It is a condition of the underwriters’ obligation to purchase MTP Shares that MTP Shares will be rated, as of the Date of Original Issue, at certain minimum levels by Rating Agencies (as defined in this prospectus) designated by the Fund’s Board of Trustees. There can be no assurance that such ratings will be maintained at the level originally assigned through the term of the MTP Shares. The ratings may be changed, suspended or withdrawn in the rating agencies’ discretion. The Fund, however, will use commercially reasonable efforts to cause at least one Rating Agency (as defined in this prospectus) to publish a credit rating with respect to MTP Shares for so long as MTP Shares are outstanding. The Fixed Dividend Rate will be subject to an increase in the event that the ratings of the MTP Shares by the Rating Agencies are each downgraded below such minimum levels or if no Rating Agency is then rating the shares. See “Description of MTP Shares—Dividends and Dividend Periods—Adjustment to Fixed Dividend Rate—Ratings.” The Board of Trustees of the Fund has the right to terminate the designation of any of the Rating Agencies for purposes of the MTP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares which are described in this prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account.

On August 31, 2010 S&P published a Request for Comment concerning its new proposal (the “S&P Proposal”) to change its methods and assumptions for rating certain “market value securities,” including those issued by registered closed-end funds such as the MTP Shares to be issued by the Fund. The S&P Proposal defined “market value securities” as those whose source of repayment is liquidation proceeds generated from open market sales of assets (in the Fund’s case, portfolio securities), rather than cash flow generated by assets held to maturity. S&P has requested comments on the S&P Proposal and the comment period ends October 29, 2010. S&P stated that after the comment period expires, it will review the comments and publish updated criteria methodology and assumptions, which would be applicable to all outstanding S&P ratings of market value securities. The updated criteria, if adopted by S&P, may be the same as proposed or may differ based upon comments received by S&P. Under the current S&P Proposal, when rating market value securities (including MTP Shares) issued by the Fund, S&P would substantially increase the reductions in value, or “haircuts,” applied to the Fund’s portfolio securities compared with its present methodology. Due to these increased haircuts, any market value securities issued by the Fund (including MTP Shares) in the future may be ineligible for a AAA rating from S&P. In addition, any market value securities (including the MTP Shares offered hereby) that had a rating of AAA from S&P prior to the adoption of the proposed criteria may be unable to maintain such rating after the adoption of such criteria, if adopted as proposed. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would not change. However, if each of the other Rating Agencies also downgrades the MTP Shares, the Fixed Dividend Rate would increase. See “Description of MTP Shares—Dividends and Dividend Periods—Adjustments to Fixed Dividend Rate—Ratings.” Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

Asset Coverage	If the Fund fails to maintain at least 225% “asset coverage” as of the close of business on each Business Day, the MTP Shares may become subject to mandatory redemption as provided above. “Asset coverage” for Preferred Stock is calculated pursuant to Section 18(h) of the 1940 Act, as in effect on the date of the Statement, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each daily determination (“Asset Coverage”). See “Description of MTP Shares—Asset Coverage.”

The Fund estimates that on the Date of Original Issue, the Asset Coverage, based on the composition of its portfolio as of July 31, 2010, and after giving effect to (i) the issuance of MTP Shares offered hereby ($23,190,000), and (ii) $682,850 of underwriting discounts and commissions and estimated offering costs for such MTP Shares, assuming the redemption of $22,500,000 liquidation preference of MuniPreferred shares, will be 315%. The Fund’s net investment income coverage—calculated by dividing the Fund’s net investment income by the distributions from net investment income to preferred shareholders—has averaged approximately 1,216% from March 27, 2001 through July 31, 2010. Net investment income coverage has varied significantly year over year since the Fund’s inception, and there is no assurance that historical coverage levels can be maintained.

Effective Leverage Ratio	If the Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided above.

The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (2) the Fund’s outstanding Preferred Stock that is to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities); and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Voting Rights	Except as otherwise provided in the Fund’s Declaration of Trust or as otherwise required by law, (i) each holder of MTP Shares shall be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and (ii) the holders of outstanding Preferred Stock and of common shares shall vote together as a single class; provided that holders of Preferred Stock, voting separately as a class, shall elect at least two of the Fund’s trustees and will elect a majority of the Fund’s trustees to the extent the Fund fails to pay dividends on any Preferred Stock in an amount equal to two full years of dividends on that stock. See “Description of MTP Shares—Voting Rights.”

Liquidation Preference	The liquidation preference of MTP Shares will be $10 per share (the “Liquidation Preference”). In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive a liquidation distribution per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon). See “Description of MTP Shares—Liquidation Rights.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal market conditions, the Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal and Pennsylvania income taxes. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and Pennsylvania income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser, Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See “Risks—General Risks of Investing in the Fund—Credit and Below Investment Grade Risk.” Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock outstanding. During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Investment Adviser	Nuveen Asset Management is the Fund’s investment adviser, responsible for determining the Fund’s overall investment strategy and its implementation. See “Management of the Fund—Investment Adviser and Portfolio Managers.”

Nuveen Investments, LLC, a registered broker-dealer affiliate of Nuveen Asset Management that is involved in the offering of the Fund’s MTP Shares, has received notice of certain charges that may be brought against it by the Financial Industry Regulatory Authority (“FINRA”) in connection with the marketing of MuniPreferred shares. See “Underwriters.”

Legal Proceedings	Certain Nuveen leveraged closed-end funds (not including the Fund) were named as nominal defendants in putative shareholder derivative action complaints filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Complaints”). The Complaints, filed on behalf of purported holders of the funds’ common shares, also name Nuveen Asset Management as a defendant, together with current and former officers and a trustee of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints allege that the Defendants breached their fiduciary duties by favoring the interests of holders of the funds’ ARPS over those of its common shareholders in connection with each fund’s ARPS refinancing and/or redemption activities. See “Legal Proceedings.”

Listing	Application has been made to list the MTP Shares on the New York Stock Exchange so that trading on such exchange will begin within 30 days after the date of this prospectus, subject to notice of issuance. Prior to the expected commencement of trading on the New York Stock Exchange, the underwriters do not intend to make a market in the MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in the MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for the MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of MTP Shares may be able to sell such shares only at substantial discounts from their liquidation preference. The trading or “ticker” symbol is “NXM Pr C.”

Redemption and Paying Agent	The Fund has entered into an amendment to its Transfer Agency and Service Agreement with State Street Bank and Trust Company, Canton, Massachusetts (the “Redemption and Paying Agent”) for the purpose of causing the Fund’s transfer agent and registrar to serve as transfer agent and registrar, dividend disbursing agent, and redemption and paying agent with respect to MTP Shares.

Risks	Risk is inherent in all investing. Therefore, before investing in MTP Shares you should consider certain risks carefully. The primary risks of investing in the Fund, and in MTP Shares in particular, are:

Risks of Investing in MTP Shares

•

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to its term redemption. See also “—Secondary Market and Delayed Listing Risk.”

•	Secondary Market and Delayed Listing Risk. Because the Fund has no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MTP Shares, including the effective costs of trading MTP Shares. Moreover, MTP Shares will not be listed on a stock exchange until up to 30 days after the date of this prospectus and during this time period an investment in MTP Shares will be illiquid. Even after the MTP Shares are listed on the New York Stock Exchange as anticipated, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

•

Ratings Risk.    The Fund expects that, at issuance, the MTP Shares will be rated at certain minimum levels by Rating Agencies designated by the Fund’s Board of Trustees, respectively, and that such ratings will be a requirement of issuance of such shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that the MTP Shares will receive any particular rating from any of Moody’s, S&P or Fitch (each, a “Rating Agency”), or that any such ratings will be maintained at the level originally assigned through the term of MTP Shares. In the event that one or more of the Rating Agencies do not issue a rating on the MTP Shares at all or at the minimum level required, the issuance and sale of MTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices. As described above under “Ratings,” S&P is currently considering adopting the S&P Proposal, which may result in S&P downgrading the MTP Shares after such proposal becomes effective. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would only increase if each of the other Rating Agencies also downgrades the MTP Shares. Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance that S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

•

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate on MTP Shares. For further information, see “Description of MTP Shares—Redemption” and “Description of MTP Shares—Asset Coverage.”

•

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Pennsylvania income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Pennsylvania income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. See “Tax Matters.” See also the opinion of counsel included as Appendix C to the SAI.

•

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

•	Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

•

Reinvestment Risk—MTP Shares.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

General Risks of Investing in the Fund

•

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

•

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Nuveen Asset Management’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

•

Concentration in Pennsylvania Issuers.    The Fund’s policy of investing primarily in municipal obligations of issuers located in Pennsylvania makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

•

Risks Specific to Pennsylvania.    The fund is more exposed to risks affecting issuers of Pennsylvania municipal securities than in a municipal bond fund that invests more widely. The economic recession gripping the nation adversely affected Pennsylvania’s revenue receipts during fiscal year 2009. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate. In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009, including three rounds of budget cuts or “freezes,” a general hiring freeze, restrictions on out-of-state travel, reduction in the size of the state fleet of vehicles, salary freezes for management and non-union employees, and the lapse of $634.2 million in appropriations. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance decreased to -$2,799.5 million, including the application of the beginning balance from the prior year of operations. A so-called “bridge budget” was enacted on August 5, 2009 and the fiscal year 2010 General Fund budget was signed into law on October 9, 2009. See “Risks—General Risks of Investing in the Fund—Concentration Risk” and Appendix A of this prospectus. (“Factors Affecting Municipal Securities in Pennsylvania”).

•

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

•

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for the Fund to the extent that it relies on inverse floating rate securities to achieve a significant portion of its desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

•

Insurance Risk.    The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses and as a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called to do so in the future. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation or the market value of the insured obligation. See “Risks—General Risks of Investing in the Fund—Insurance Risk.”

•

Reinvestment Risk—the Fund.    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

•

Anti-Takeover Provisions.    The Fund’s Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust and By-Laws.”

For additional risks of investing in MTP Shares and general risks of the Fund, see “Risks.”

Governing Law	The Declaration of Trust and the Statement are governed by the laws of the Commonwealth of Massachusetts.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single common share or MuniPreferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended April 30, 2010 has been audited by Ernst & Young LLP, whose report for the fiscal year ended April 30, 2010, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2010 Annual Report. A copy of the 2010 Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

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FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund since the commencement of operations.

Selected data for a common share outstanding throughout each period:

	Year Ended April 30,
PER SHARE OPERATING PERFORMANCE	2010		2009		2008
Beginning Common Share Net Asset Value	$13.09		14.47		15.36

Investment Operations:
Net Investment Income	0.96		0.97		0.97
Net Realized/Unrealized Gain (Loss)	1.55		(1.47)		(0.84)
Distributions from Net Investment Income to Preferred Shareholders†	(0.03)		(0.18)		(0.25)
Distributions from Capital Gains to Preferred Shareholders†	(0.01)		0.00		(0.02)

Total	2.47		(0.68)		(0.14)

Less Distributions:
Net Investment Income to Common Shareholders	(0.79)		(0.70)		(0.70)
Capital Gains to Common Shareholders	(0.04)		0.00		(0.05)

Total	(0.83)		(0.70)		(0.75)

Offering Costs and Preferred Share Underwriting Discounts	0.00	****	0.00	****	0.00

Ending Common Share Net Asset Value	$14.73		$13.09		$14.47

Ending Market Value	$13.77		$11.31		$13.61
Total Returns:
Based on Market Value**	29.85%		(11.67)%		(8.46)%
Based on Common Share Net Asset Value**	19.29%		(4.57)%		(0.87)%

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$48,934		$43,587		$48,211
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement††:
Expenses Including Interest(c)	1.26%		1.37%		1.39%
Expenses Excluding Interest	1.23%		1.36%		1.28%
Net Investment Income	6.66%		7.17%		6.26%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement††***:
Expenses Including Interest(c)	1.11%		1.14%		1.09%
Expenses Excluding Interest	1.09%		1.14%		0.98%
Net Investment Income	6.81%		7.39%		6.55%
Portfolio Turnover Rate	5%		4%		20%
Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$22,500		$22,500		$25,000
Liquidation and Market Value Per Share	$25,000		$25,000		$25,000
Asset Coverage Per Share	$79,372		$73,430		$73,211

*	Annualized.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Year Ended April 30, 2007(a)		Year Ended June 30,
		2006	2005	2004	2003	2002	2001(b)
$14.95		$15.93	$15.32	$16.25	$14.96	$14.48	$14.33

0.82		0.98	0.99	1.04	1.08	1.12	0.14
0.46		(0.78)	1.06	(0.78)	1.29	0.37	0.35
(0.21)		(0.19)	(0.10)	(0.05)	(0.07)	(0.13)	(0.03)
0.00		(0.01)	(0.02)	(0.01)	(0.01)	0.00	0.00

1.07		0.00	1.93	0.20	2.29	1.36	0.46

(0.66)		(0.88)	(0.96)	(0.96)	(0.92)	(0.87)	(0.15)
0.00		(0.10)	(0.36)	(0.17)	(0.10)	(0.01)	0.00

(0.66)		(0.98)	(1.32)	(1.13)	(1.02)	(0.88)	(0.15)

0.00		0.00	0.00	0.00	0.02	0.00	(0.16)

$15.36		$14.95	$15.93	$15.32	$16.25	$14.96	$14.48

$15.70		$15.10	$16.14	$14.39	$16.46	$14.89	$14.49

8.40%		(0.56)%	21.84%	(5.95)%	18.13%	9.10%	(2.45)%
7.22%		(0.01)%	13.02%	1.30%	15.95%	9.67%	2.06%

$51,160		$49,660	$52,712	$50,549	$53,591	$49,306	$47,723

1.33	%*	1.25%	1.23%	1.21%	1.23%	1.29%	1.26%*
1.27	%*	1.25%	1.23%	1.21%	1.23%	1.29%	1.26%*
5.99	%*	5.90%	5.82%	6.15%	6.44%	7.12%	3.51%*

0.96	%*	0.82%	0.79%	0.76%	0.79%	0.82%	0.87%*
0.90	%*	0.82%	0.79%	0.76%	0.79%	0.82%	0.87%*
6.36	%*	6.33%	6.27%	6.60%	6.88%	7.59%	3.90%*
11%		12%	13%	10%	13%	48%	—%

$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
$25,000		$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
$76,160		$74,660	$77,712	$75,549	$78,591	$74,306	$72,723

***	After expense reimbursement, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian, where applicable.
****	Rounds to less than $0.01 per share.
†	The amounts shown are based on common share equivalents.
††	Ratios do not reflect the effect of dividend payments to Preferred shareholders; Net Investment Income Ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.
(a)	For the ten months ended April 30, 2007.
(b)	For the period March 27, 2001 (commencement of operations) through June 30, 2001.
(c)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as more fully described in Footnote 1—Inverse Floating Rate Securities, in the most recent shareholder report.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on June 1, 1999 pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s common shares are listed on the NYSE Amex under the symbol “NXM.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The table below provides information on MuniPreferred shares since 2001.

Period Ended	Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Share*	Involuntary Liquidation Preference Per Share	Asset Coverage Ratio**
June 30, 2001	1,000	$72,723	$25,000	291%
June 30, 2002	1,000	$74,306	$25,000	297%
June 30, 2003	1,000	$78,591	$25,000	314%
June 30, 2004	1,000	$75,549	$25,000	302%
June 30, 2005	1,000	$77,712	$25,000	311%
June 30, 2006	1,000	$74,660	$25,000	299%
April 30, 2007	1,000	$76,160	$25,000	305%
April 30, 2008	1,000	$73,211	$25,000	293%
April 30, 2009	900	$73,430	$25,000	294%
April 30, 2010	900	$79,372	$25,000	317%
July 31, 2010	900	$80,357	$25,000	321%

*	Calculated by dividing net assets (including net assets attributable to preferred shares) at period end by the number of MuniPreferred shares outstanding at period end.
**	Calculated by dividing Asset Coverage Per Share by Involuntary Liquidation Preference Per Share.

The following provides information about the Fund’s outstanding shares as of August 31, 2010.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	unlimited	—	3,321,984
MuniPreferred	unlimited
Series T	10,000	—	900
MTP	unlimited
Series 2015	—	—	—

USE OF PROCEEDS

The net proceeds of the offering will be approximately $22,507,150 or $25,933,473 if the underwriters exercise the overallotment option in full, after payment of the underwriting discounts and commissions and estimated offering costs. The Fund intends to use the net proceeds from the sale of MTP Shares to refinance and redeem all of the Fund’s outstanding MuniPreferred shares, and to maintain the Fund’s leveraged capital structure. To the extent the underwriters purchase additional shares to cover over-allotments, the proceeds to the Fund from such additional purchase will be invested in accordance with the Fund’s investment policies. Such redemption of the MuniPreferred shares is expected to occur within four weeks of the closing of the offering.

CAPITALIZATION

The following table sets forth the capitalization of the Fund as of July 31, 2010, and as adjusted to give effect to (i) the issuance of all MTP Shares offered hereby (assuming that the underwriters’ overallotment option is not exercised) and (ii) the redemption of all outstanding MuniPreferred shares with the proceeds of the issuance of MTP Shares. Fewer than all of the Fund’s outstanding MuniPreferred shares may be redeemed. The “as adjusted” information is illustrative only.

	Actual July 31, 2010	As Adjusted July 31, 2010
	(Unaudited)	(Unaudited)
MuniPreferred shares, $25,000 stated value per share, at liquidation value; unlimited shares authorized (900 shares outstanding and no shares outstanding, as adjusted, respectively)*	$22,500,000	$—

MTP Shares, $10 stated value per share, at liquidation value; unlimited shares authorized; (no shares outstanding and 2,319,000 shares outstanding, as adjusted, respectively)*	$—	$23,190,000

COMMON SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value per share; unlimited shares authorized, 3,321,984 shares outstanding*	$33,220	$33,220
Paid-in surplus**	47,186,725	47,186,725
Undistributed net investment income	785,538	785,538
Accumulated net realized gain (loss) from investments and derivative transactions	18,884	18,884
Net unrealized appreciation (depreciation) of investments and derivative transactions	1,797,224	1,797,224

Net assets applicable to common shares	$49,821,591	$49,821,591

*	None of these outstanding shares are held by or for the account of the Fund.
**	Assumes a total of $682,850 of underwriting discounts and commissions and other estimated offering costs of the MTP Shares’ issuance will be capitalized and amortized over the life of the MTP Shares.

SUPPLEMENTAL PORTFOLIO INFORMATION

Set forth below are selected historical data (unaudited) relating to the Fund and its portfolio holdings at each period noted.

	July 31, 2010	April 30,
OPERATING PERFORMANCE RATIOS		2010	2009	2008
Asset Coverage(a)	321%	317%	294%	293%
Net Investment Income Coverage(b)	2,400%	3,200%	539%	388%
Structural Leverage(c)	31%	31%	34%	34%
Effective Leverage(d)	32%	33%	35%	34%

(a)	Based on 1940 Act requirements that are described in this prospectus under the heading “Description of MTP Shares – Restrictions on Dividend, Redemption and Other Payments.”
(b)	Calculated by dividing “Net Investment Income” by “Distributions from Net Investment Income to Preferred Shareholders.”
(c)	Based on the inverse of the Asset Coverage Ratio (meaning the ratio of the Fund’s total debt, if any, and the involuntary liquidation preference of Preferred Stock to the Fund’s total assets less liabilities and indebtedness not represented by senior securities).
(d)	Effective Leverage Ratio is previously defined in the prospectus summary under the heading “Effective Leverage Ratio.”

	July 31, 2010	April 30,
PORTFOLIO DATA		2010	2009	2008
Total Managed Assets (000s)(a)	$73,322	$71,434	$66,087	$73,211
Number of Issuers(b)	79	74	71	71
Number of Issuers in Default	—	—	—	—
Average Issuer Holding (000s)(c)	$919	$936	$921	$1,025
Top 10 Issuers (as % of Total Investments)	45.29%	47.58%	48.76%	47.43%
Average Effective Maturity on Securities (years)	16.67	16.73	16.75	17.31
Average Duration (years)	5.93	5.59	8.04	6.42
AMT Bonds (as % of Total Investments)	14.83%	14.63%	15.08%	14.79%
Inverse Floaters (as % of Total Investments)(d)	1.08%	1.11%	1.00%	—

(a)	Net assets applicable to common shares plus Preferred Stock at liquidation value.
(b)	Issuer is defined as the legal entity or obligor that develops, registers and sells municipal securities for the purpose of financing its operations.
(c)	Calculated by dividing the market value of the municipal securities in the Fund’s portfolio by the number of issuers.
(d)	Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.”

CREDIT QUALITY (AS % OF TOTAL MUNICIPAL BONDS)(a),(b)	July 31, 2010	April 30,
		2010	2009	2008
AAA/U.S. Guaranteed	25%	26%	25%	47%
AA	17%	15%	29%	19%
A	23%	23%	19%	14%
BBB	16%	17%	11%	9%
BB or Lower	6%	5%	5%	5%
N/R	13%	14%	11%	6%

	100%	100%	100%	100%

(a)	The percentages shown in the table above may reflect the ratings on certain bonds whose insurer has experienced downgrades.
(b)	Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal securities that are exempt from regular federal and Pennsylvania income taxes.

PORTFOLIO COMPOSITION (AS % OF TOTAL INVESTMENTS)	July 31 2010	April 30,
		2010	2009	2008
Consumer Staples	1.4%	1.5%	1.5%	1.4%
Education and Civic Organizations	19.8%	18.9%	18.2%	21.2%
Health Care	11.9%	12.4%	14.6%	12.9%
Housing/Multifamily	1.2%	1.0%	0.8%	1.1%
Housing/Single Family	5.2%	5.4%	5.8%	4.8%
Industrials	4.6%	4.9%	4.5%	4.6%
Long-Term Care	13.3%	13.8%	11.5%	12.0%
Materials	2.8%	2.8%	2.5%	2.7%
Tax Obligation/General	9.1%	9.4%	9.4%	8.5%
Tax Obligation/Limited	9.4%	9.6%	9.6%	9.3%
Transportation	7.6%	5.9%	8.0%	7.7%
U.S. Guaranteed	8.7%	9.2%	9.0%	9.4%
Utilities	2.7%	2.8%	2.9%	2.8%
Water and Sewer	2.3%	2.4%	1.7%	1.6%

	100.0%	100.0%	100.0%	100.0%

DESCRIPTION OF MTP SHARES

The following is a brief description of the terms of MTP Shares, including specific terms of Series 2015 MTP Shares. This is not a complete description and is subject to and entirely qualified by reference to the Fund’s Declaration of Trust and the Statement. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund’s registration statement of which this prospectus is a part and the Statement also is attached as Appendix A to the SAI. Copies may be obtained as described under “Available Information.” Many of the terms in this section have a special meaning. Any capitalized terms in this section that are not defined have the meaning assigned to them in the Statement.

General

At the time of issuance the MTP Shares will be fully paid and non-assessable and have no preemptive, conversion, or exchange rights or rights to cumulative voting. MTP Shares will rank equally with shares of all other Preferred Stock of the Fund including outstanding MuniPreferred shares, if any, and with any other series of preferred shares of the Fund that might be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. MTP Shares and all other Preferred Stock of the Fund are senior as to dividends and distributions to the Fund’s common shares. The Fund may issue additional series of Preferred Stock in the future that will be classified as MuniFund Term Preferred Shares, and any such series, together with the MTP Shares, are herein collectively referred to as “MuniFund Term Preferred Shares.”

Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods. The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Fund, calculated separately for each Dividend Period for such MTP Shares at the Dividend Rate for such MTP Shares in effect during such Dividend Period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    The Fixed Dividend Rate is an annual rate of 2.10% for Series 2015 MTP Shares. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”).

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first Dividend Period for the MTP Shares will commence on the Date of Original Issue of MTP Shares and end on November 30, 2010 and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares). Dividends will be paid on the Dividend Payment Date—the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Fund at the close of business on the 15th day of such monthly

Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends with respect to the first Dividend Period of the Series 2015 MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Fund at the close of business on November 29, 2010. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    If the highest credit rating assigned on any date to outstanding MTP Shares by any of Moody’s, S&P or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MTP Shares for such date will be computed or adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such Rating Agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
“AAA”	“Aaa”	“AAA”	100%
“AA+” to “AA-”	“Aa1” to “Aa3”	“AA+” to “AA-”	110%
“A+” to “A-”	“A1” to “A3”	“A+” to “A-”	125%
“BBB+” to “BBB-”	“Baa1” to “Baa3”	“BBB+” to “BBB-”	150%
“BB+” and lower	“Ba1” and lower	“BB+” and lower	200%

If no Rating Agency is rating outstanding MTP Shares, the Dividend Rate applicable to the MTP Shares for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%.

The Board of Trustees of the Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a Rating Agency for purposes of the MTP Shares, provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the MTP Shares which are described in this prospectus or included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities sufficient to pay the full amount of any dividend on MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Fund does not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of MTP Shares as their names appear on the registration books of the Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.”

Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with respect to Taxable Allocations.

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Fund will allocate exempt interest dividends, ordinary income dividends, and capital gain distributions, between its common shares and Preferred Stock, including MTP Shares, in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters—Federal Income Tax Treatment of Holders of MTP Shares.” The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such MTP Shares as their names appear on the registration books of the Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Fund.

The Fund will not be required to pay Additional Amount Payments with respect to any MTP Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock (including shares of other series of MuniFund Term Preferred Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Statement.

For so long as any MuniFund Term Preferred Shares are outstanding, the Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock of the Fund) in respect of the common stock of the Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of the liquidation of the Fund in respect of such common stock, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MuniFund Term Preferred Shares of the Fund and all other series of Preferred Stock ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MuniFund Term Preferred Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent, provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to the an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

As a fundamental policy, the Fund may not issue debt securities that rank senior to MTP Shares other than for temporary or emergency purposes. See the SAI, “Investment Restrictions.” Under the 1940 Act, the Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). Notwithstanding the 1940 Act’s requirements, MTP Shares have a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, the MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other Preferred Stock shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Fund and its custodian from the assets of the Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the MTP Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

If the Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds to the paying agent for such Preferred Stock or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by the sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities); and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

Redemption

Term Redemption.    The Fund is required to provide for the mandatory redemption (the “Term Redemption”) of all of the Series 2015 MTP Shares on November 1, 2015 (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”).

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio.

Asset Coverage.    If the Fund fails to have Asset Coverage of at least 225% as provided in the Statement and such failure is not cured as of the close of business on the Asset Coverage Cure Date, the Fund will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the MTP Shares is equal to the Liquidation Preference per Share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board of Trustees (the “Mandatory Redemption Price”). The Fund will redeem out of funds legally available the number of shares of Preferred Stock (which may include at the sole option of the Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with the Declaration of Trust of the Fund and applicable law. Notwithstanding the foregoing sentence, in the event that shares of Preferred Stock are redeemed pursuant to the Statement, the Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of Preferred Stock redeemed by the Fund, permits the Fund to have with respect to the shares of Preferred Stock (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of as much as 285%. The Fund will effect a redemption on the date fixed by the Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable.

Effective Leverage Ratio.    If the Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is determined and such failure is not cured as of the close of business on the Effective Leverage Ratio Cure Date, the Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Fund to have an Effective Leverage Ratio of

50% or less by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) redeeming in accordance with the Fund’s Declaration of Trust a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of MuniFund Term Preferred Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price.

On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Fund will not redeem more than the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Fund’s Declaration of Trust and applicable law. If the Fund is unable to redeem the required number of MTP Shares and other shares of Preferred Stock which have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Fund will redeem those MTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Effective Leverage Ratio mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (A) pro rata among MTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable.

Optional Redemption.    On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during a Rating Downgrade Period for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (as calculated below) (the “Optional Redemption Price”). The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to:

•	if the Optional Redemption Date does not occur during a Rating Downgrade Period but occurs on or after November 1, 2011 and prior to May 1, 2012, 1.00% of the Liquidation Preference;

•	if the Optional Redemption Date does not occur during a Rating Downgrade Period but occurs on or after May 1, 2012 and prior to November 1, 2012, 0.5% of the Liquidation Preference; or

•	if the Optional Redemption Date either occurs during a Rating Downgrade Period or occurs on or after November 1, 2012, 0.00% of the Liquidation Preference.

If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of Trustees of the Fund may determine to be fair and equitable. Subject to the provisions of the Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time.

The Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the Securities and Exchange Commission or its staff.

If the Fund shall determine or be required to redeem, in whole or in part, MTP Shares, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the number of MTP Shares to be redeemed; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of Trustees of the Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the redemption price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the redemption date; and (vii) the provisions of the Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to a Statement that such redemption is subject to one or more conditions precedent and that the Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of MTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

Upon the date of the deposit of Deposit Securities by the Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Fund, after which the holders of MTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price. The Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such MTP Shares to the Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of Preferred Stock ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Fund in accordance with the Declaration of Trust of the Fund and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

The Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to May 1, 2015 ( the “Liquidity Account Initial Date”), the Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by S&P, A- by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause the custodian and Nuveen Asset Management to take all such necessary actions, including segregating assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to the MTP Shares, Nuveen Asset Management, on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of MuniFund Term Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all MuniFund Term Preferred Shares, and any other outstanding shares of Preferred Stock, shall be insufficient to permit the payment in full to such holders of MuniFund Term Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets shall be distributed among the holders of such MuniFund Term Preferred Shares and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of MuniFund Term Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Fund will be made by the Fund in respect of, the common stock of the Fund.

Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Statement.

Voting Rights

Except as otherwise provided in the Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Fund and the holders of outstanding shares of Preferred Stock, including the MTP Shares, will vote together with holders of shares of common stock of the Fund as a single class. Under applicable rules of the NYSE Amex, the Fund is currently required to hold annual meetings of shareholders.

In addition, the holders of outstanding shares of Preferred Stock, including the MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock of the Fund, to elect two trustees of the Fund at all times. The holders of outstanding shares of common stock and Preferred Stock, including MTP Shares, voting together as a single class, will elect the balance of the trustees of the Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding share of Preferred Stock, including any outstanding MuniFund Term Preferred Shares, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the MTP Shares, equal to at least two full year’s dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the trustees of the Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of Trustees of the Fund will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of Preferred Stock, including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any Preferred Stock, including MTP Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other Preferred Stock, including MTP Shares, by the Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional trustees as described above, the Fund will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Statement, so long as any MuniFund Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of MuniFund Term Preferred Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MuniFund Term Preferred Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MuniFund Term Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Except as otherwise permitted by the terms of the Statement, so long as any MTP Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the Statement relating to the MTP Shares, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Fund as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of the MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares; and provided, further, that no amendment, alteration or repeal of the obligations of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares or (y) accumulate dividends at the Dividend Rate for the MTP Shares will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MTP Share or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Unless a higher percentage is provided for in the Declaration of Trust of the Fund, (i) the affirmative vote of the holders of at least a “majority of the shares of Preferred Stock,” including the MuniFund Term Preferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company, (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock or (iii) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the Statement, by the provisions of the Declaration of Trust, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective Rating Agency, may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees of the Fund and any holder of shares of Preferred Stock, including any MTP Shares, or any other shareholder of the Fund.

Unless otherwise required by law or the Declaration of Trust, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Fund to accumulate and, if permitted by applicable law and the Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to MTP Shares for so long as such MTP Shares are outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Stock generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as designated by the Board of Trustees from time to time to be a Rating Agency for purposes of the Statement. The Board of Trustees has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to MTP Shares for so long as such MTP Shares are outstanding. The Board of Trustees may elect to terminate the designation of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes of the Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for the MTP Shares and (ii) entered into an agreement with the Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

On August 31, 2010 S&P published a Request for Comment concerning its new proposal to change its methods and assumptions for rating certain “market value securities,” including those issued by registered closed-end funds such as the MTP Shares to be issued by the Fund. The S&P Proposal defined “market value securities” as those whose source of repayment is liquidation proceeds generated from open market sales of assets (in the Fund’s case, portfolio securities), rather than cash flow generated by assets held to maturity. S&P has requested comments on the S&P Proposal and the comment period ends October 29, 2010. S&P stated that after the comment period expires, it will review the comments and publish updated criteria methodology and assumptions, which would be applicable to all outstanding S&P ratings of market value securities. The updated criteria, if adopted by S&P, may be the same as proposed or may differ based upon comments received by S&P. Under the current S&P Proposal, when rating market value securities (including MTP Shares) issued by the Fund, S&P would substantially increase the reductions in value, or “haircuts,” applied to the Fund’s portfolio securities compared with its present methodology. Due to these increased haircuts, any market value securities issued by the Fund (including MTP Shares) in the future may be ineligible for a AAA rating from S&P. In addition, any market value securities (including the MTP Shares offered hereby) that had a rating of AAA from S&P prior to the adoption of the proposed criteria may be unable to maintain such rating after the adoption of such criteria, if adopted as proposed. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would not change. However, if each of the other Rating Agencies also downgrades the MTP Shares, the Fixed Dividend Rate would increase. See “Description of MTP Shares—Dividends and Dividend Periods—Adjustments to Fixed Dividend Rate—Ratings.” Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

Issuance of Additional Preferred Stock

So long as any MTP Shares are outstanding, the Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to payment of dividends and distributions of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then outstanding MTP Shares, including additional series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional MTP Shares, in each case in accordance with applicable law, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 225%.

Actions on Other than Business Days

Unless otherwise provided herein or in the Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Trustees, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock of the Fund.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal and Pennsylvania income tax; and

•

to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and Pennsylvania income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock outstanding. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix B to the SAI. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated BBB or better by an NRSRO at the time of purchase. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

Underrated municipal securities are those municipal securities whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in Nuveen Asset Management’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Asset Management may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that Nuveen Asset Management considers undervalued. Nuveen Asset Management believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes. For more information, see the SAI.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

See Appendix A to this prospectus for a general description of the economic and credit characteristics of municipal issuers in Pennsylvania.

Certain Trading Strategies of the Fund

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The commitment to purchase securities on a when-issued or delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Portfolio Turnover.    The Fund may buy and sell municipal securities to accomplish its investment objectives in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal security and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the fiscal year ended April 30, 2010, the Fund’s portfolio turnover rate was 5%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

PORTFOLIO COMPOSITION

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Pennsylvania income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Fund will invest are generally issued by the State of Pennsylvania, a municipality of Pennsylvania, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and Pennsylvania income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Pennsylvania income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    The Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying bonds deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

The Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by Nuveen Asset Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, because the securities of other investment companies may be leveraged and subject to leverage risk, the Fund may indirectly be subject to those risks. See “Risks—General Risks of Investing in the Fund—Other Investment Companies Risk.”

Derivatives

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. See the SAI for additional information.

Portfolio Investments

As used in this prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal security market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable of floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to the SAI for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, including MTP Shares, based on the percentage of total dividends distributed to each class for that year.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund.

Risks of Investing in MTP Shares

Interest Rate Risk—MTP Shares.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to its term redemption. See “Description of MTP Shares—Dividends and Dividend Periods” and “Risks—Risks of Investing in MTP Shares—Secondary Market and Delayed Listing Risk.”

Secondary Market and Delayed Listing Risk.    Because the Fund has no prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of MTP Shares, including the effective costs of trading MTP Shares. During a period of up to 30 days from the date of this prospectus, the MTP Shares will not be listed on any securities exchange. During this period, the underwriters do not intend to make a market in MTP Shares. Consequently, an investment in MTP Shares during this period will likely be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for MTP Shares will develop during this period. If a secondary market does develop during this period, holders of MTP Shares may be able to sell such shares only at substantial discounts from liquidation preference. Application has been made to list the MTP Shares on the New York Stock Exchange so that trading on such exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. If the Fund is unable to list MTP Shares on a national securities exchange, holders of MTP Shares may be unable to sell such shares at all, or if they are able to, only at substantial discounts from liquidation preference. Even after the MTP Shares are listed on the New York Stock Exchange as anticipated, there is a risk that the market for MTP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms, credit ratings and tax-advantaged income features.

Ratings Risk.    The Fund expects that, at issuance, the MTP Shares will be rated at certain minimum levels by Rating Agencies designated by the Fund’s Board of Trustees and that such ratings will be a requirement of issuance of such shares by the underwriters pursuant to an underwriting agreement. There can be no assurance that the MTP Shares will receive any particular rating from any Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of MTP Shares. In the event that one or more of the Rating Agencies do not issue a rating on the MTP Shares at all or at the minimum level required, the issuance and sale of MTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in MTP Shares. A rating issued by a Rating Agency (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, MTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to timely react to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency could downgrade MTP Shares, which may make MTP Shares less liquid in the secondary market and reduce market prices. As described above under “Description of MTP Shares–Ratings Agencies,” S&P is considering adopting the S&P Proposal, which may result in S&P downgrading the MTP Shares after such proposal becomes effective. In the event that S&P downgrades the MTP Shares, the Fixed Dividend Rate would only increase if each of the other Rating Agencies also downgrades the MTP Shares. Nevertheless, a downgrade by S&P could adversely affect the market pricing and liquidity of the MTP Shares. There can be no assurance that S&P will or will not take any action with respect to the S&P Proposal or that any such action would not result in a downgrade of MTP Shares. Further, there can be no assurance that any other Rating Agency will not also alter its rating criteria resulting in downgrades of ratings, which could further adversely affect the market pricing and liquidity of MTP Shares.

Early Redemption Risk.    The Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate on MTP Shares. For further information, see “Description of MTP Shares—Redemption” and “Description of MTP Shares—Asset Coverage.”

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or Pennsylvania income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or Pennsylvania income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund intends to treat MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. See “Tax Matters.” See also the opinion of counsel included as Appendix C to the SAI.

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Fixed Dividend Rate, the Fund’s ability to pay dividends on MTP Shares could be jeopardized.

Subordination Risk.    While holders of MTP Shares will have equal liquidation and distribution rights to any other Preferred Stock that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Fund. Therefore, dividends, distributions and other payments to holders of MTP Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of Preferred Stock holders, including holders of MTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares. See the SAI, “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of MTP Shares.

Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Fund’s investment portfolio, which in turn, during extraordinary circumstances, could impact the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his or her MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or declines in MTP Shares.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in MTP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of MTP Shares and dividends on MTP Shares declines.

Reinvestment Risk—MTP Shares.    Given the five-year term and potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Nuveen Asset Management’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principle or interest on such mortgage revenue bonds.

Interest Rate Risk—The Fund.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Concentration Risk.    As described above, the Fund will invest its Managed Assets in a portfolio of municipal securities that are exempt from regular federal and Pennsylvania income taxes. The Fund is therefore more susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to the Fund’s investments in Pennsylvania municipal obligations. The information set forth below and the related information in Appendix A of this prospectus is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Pennsylvania. No independent verification of this information has been made. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Pennsylvania. Additionally, it should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities than a municipal bond fund that invests more widely. The economic recession gripping the nation adversely affected Pennsylvania’s revenue receipts during fiscal year 2009. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate. In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009, including three rounds of budget cuts or “freezes,” a general hiring freeze, restrictions on out-of-state travel, reduction in the size of the state fleet of vehicles, salary freezes for management and non-union employees, and the lapse of $634.2 million in appropriations. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance decreased to -$2,799.5 million, including the application of the beginning balance from the prior year of operations. A so-called “bridge budget” was enacted on August 5, 2009 and the fiscal year 2010 General Fund budget was signed into law on October 9, 2009.

As of May 1, 2010, Moody’s maintained an Aa1 rating, S&P maintained an AA rating, and Fitch maintained an AA+ rating on the Commonwealth’s general obligation debt. These ratings reflect the Commonwealth’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Pennsylvania municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such securities held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Pennsylvania municipal obligations, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal obligations, the market value or marketability of such securities of the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified. See Appendix A of this prospectus for a further discussion of factors affecting municipal securities in Pennsylvania.

Inverse Floating Rate Securities Risk.    The Fund may invest up to 15% of its net assets in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal securities. See “Portfolio Composition—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security held in a special purpose trust. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust (the ratio of the principal amount of such short-term floating rate interests to the principal amount of the inverse floating rate securities is referred to as the “gearing”). In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for the Fund to the extent that it relies on inverse floating rate securities to achieve a significant portion of its desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and Nuveen Asset Management will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Tax Matters.”

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Insurance Risk.    The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. As of September 15, 2010, there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one rating agency has placed all bond insurers, except Berkshire Hathaway Assurance Company, on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn.” These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security does not guarantee the full payment of principal and interest when due through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk—the Fund.    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, Nuveen Asset Management, and therefore the investment adviser’s parent, Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on Nuveen Asset Management and Nuveen Investments, see “Management of the Fund—Additional Information Related to the Investment Adviser and Nuveen Investments.”

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Asset Management and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

HOW THE FUND MANAGES RISK

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and Preferred Stock, including MTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Stock voting as a separate class.

The Fund may not:

•

Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal securities issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

•	Invest more than 5% of its total assets in securities of any one issuer (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund’s total assets).

See the SAI for additional fundamental and non-fundamental policies of the Fund.

In connection with establishing and maintaining ratings on the Fund’s MTP Shares, the Rating Agencies restrict the Fund’s ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. The Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and the Fund may change them without shareholder approval.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Asset Management. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Portfolio Managers

Nuveen Asset Management will be responsible for the Fund’s overall investment strategy and its implementation. Nuveen Asset Management also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $150 billion of assets under management as of June 30, 2010, of which approximately $73.8 billion was in municipal securities. Regarding this approximately $73.8 billion of tax-exempt municipal securities, approximately $35.8 billion, $17.9 billion, $16.4 billion and $1.1 billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

Cathryn P. Steeves, PhD, serves as the portfolio manager of the Fund. She serves as a portfolio manager for several Nuveen East Coast state-specific open-end municipal bond funds, as well as various Midwest and Southeast municipal bond funds. In addition, she manages several of Nuveen’s closed-end funds. She joined Nuveen Asset Management in 1996 as an analyst covering health care and long-term care, became co-leader of the health care research team in 2000 and assumed certain portfolio management responsibilities in 2004. She manages 45 state-specific Nuveen-sponsored municipal bond funds, with a total of approximately $8.25 billion under management.

Additional information about the portfolio manager’s compensation, other accounts managed by him or her and other information is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Nuveen Investments

On November 13, 2007, Nuveen Investments was acquired by an investor group led by Madison Dearborn Partners, LLC, a private equity firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), which has since been acquired by Bank of America Corporation (“Bank of America”). As a result of the MDP Acquisition, Merrill Lynch currently owns a 32% non-voting equity stake in Nuveen Investments, owns a $30 million position in the $250 million revolving loan facility of Nuveen Investments and holds two of ten seats on the board of directors of Nuveen Investments. Because these arrangements may give rise to certain conflicts of interest involving Nuveen Asset Management and Bank of America (including Merrill Lynch), Nuveen Asset Management has adopted polices and procedures intended to address these potential conflicts. Certain underwriters or their affiliates, including Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, also own an interest in Nuveen Investments.

Additional Information Related to the Investment Adviser and Nuveen Investments

The Fund is dependent upon services and resources provided by its adviser Nuveen Asset Management and therefore the investment adviser’s parent Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. As of June 30, 2010, Nuveen Investments had outstanding approximately $3.9 billion in aggregate principal amount of indebtedness, with approximately $360 million of available cash on hand. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items and to service debt may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance outstanding indebtedness with scheduled maturities beginning in 2013. The risks, uncertainties and other factors related to Nuveen Investments’ business, the effects of which may cause its assets under management, earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

Investment Management Agreement

Pursuant to an investment management agreement between Nuveen Asset Management and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Asset

Management, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule:

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

For the first ten years of the Fund’s operations, Nuveen Asset Management has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,
2001*	.30%	2007	.25%
2002	.30%	2008	.20%
2003	.30%	2009	.15%
2004	.30%	2010	.10%
2005	.30%	2011	.05%
2006	.30%

*	From the commencement of operations.

Nuveen Asset Management has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2011.

Complex Level Fee.    The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicted in the following table:

Complex-Level Asset Breakpoint Level(1)	Effective Rate At Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

Breakpoints apply up to the dollar amounts listed above. The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen Fund’s investment management agreement with Nuveen Asset Management, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes) and the portion of assets in special purpose trusts of which the Fund owns inverse floater certificates that has been effectively financed by the special purpose trust’s issuance of floating rate certificates) of the Nuveen Funds. The complex-level fee was based on approximately $70.3 billion as of June 30, 2010.

In addition to Nuveen Asset Management’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any MTP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

The basis for the Board of Trustees’ continuation of the Fund’s investment management agreement will be provided in Annual or Semi-Annual Reports to shareholders for the periods during which such continuations occur.

LEGAL PROCEEDINGS

Thirty Nuveen leveraged closed-end funds (not including the Fund) each received a demand letter from a law firm on behalf of purported holders of the fund’s common shares. Each letter alleged that Nuveen Asset Management (the fund’s investment adviser) and the fund’s officers and Board of Directors or Trustees, as applicable (the “Board of Trustees”) breached their fiduciary duties by favoring the interests of holders of the fund’s auction rate preferred shares (“ARPS”) over those of its common shareholders in connection with each fund’s ARPS refinancing and/or redemption activities, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letters, each fund’s Board of Trustees established a Demand Committee of certain of its disinterested and independent members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting its investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, twenty of the funds that received demand letters (not including the Fund) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010, and three additional funds (not including the Fund) were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former officers and a trustee of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

The Fund itself is not named as a party in the Complaints; however, it is possible that plaintiffs may seek to add the Fund as a nominal defendant and that Nuveen Asset Management, in its capacity as investment adviser to the Fund, together with current and former officers and trustees of the Fund, in such capacity, may be added as defendants.

Nuveen Asset Management believes that the Complaints (or one or more amended Complaints that might include the Fund) will not have a material adverse effect on the ability of Nuveen Asset Management to perform its obligations under its investment advisory contract with any of the Nuveen leveraged closed-end funds (including the Fund).

NET ASSET VALUE

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board of Trustees has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board of Trustees in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board of Trustees of the Fund.

DESCRIPTION OF BORROWINGS

The Fund’s Declaration of Trust authorizes the Fund, without prior approval of holders of common stock or Preferred Stock, including MTP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s shares of Preferred Stock, including the MTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to MTP Shares, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Preferred Stock, including MTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Preferred Stock (including MTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Preferred Stock in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights except as the trustees may determine or rights to cumulative voting. At any time when Preferred Stock is outstanding, common shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Stock have been paid, and unless Asset Coverage with respect to Preferred Stock would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The common shares are listed on the NYSE Amex. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

MuniPreferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares. The Fund currently has outstanding MuniPreferred shares. Each share of Preferred Stock ranks on parity with respect to the payment of dividends and the distribution of assets upon liquidation. Under the 1940 Act, the MTP Shares are considered to be a separate series of the Fund’s existing class of Preferred Stock, and are not considered to be a separate class of securities.

The Fund’s outstanding MuniPreferred shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. MuniPreferred shares are, when issued, (i) fully paid and non-assessable, (ii) not convertible into common shares or other capital stock of the Fund, (iii) have no preemptive rights and (iv) not subject to any sinking fund. MuniPreferred shares are subject to optional and mandatory redemption in certain circumstances. MuniPreferred shares are auction rate securities, meaning that auctions in the securities were held on a periodic basis and interest on the shares was paid at the end of each auction period based on a Dutch auction process. In February 2008, the auction market failed and has not since recovered. The failure of the auction rate market has rendered the MuniPreferred shares virtually illiquid.

Prior to the general failure of the auction markets, MuniPreferred shares paid dividends based on a rate set at the auctions, which were normally held weekly. In most instances, dividends were also paid weekly on the day following the end of the rate period. The rate set at the auctions did not exceed a “maximum rate.” In instances where auctions have failed, the dividend rates for the MuniPreferred shares reset weekly at a “maximum rate”, which is determined by a formula, and is based on the greater of 110% of short-term municipal bond rates or “AA” taxable commercial paper.

A detailed description of the Fund’s MuniPreferred shares, including a description of the “maximum rate” formula, is included in the Fund’s Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of MuniPreferred Shares that is on file with the Securities and Exchange Commission.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-Laws require the Board of Trustees elected by the holders of common and Preferred Stock, voting as a single class, be divided into three classes, with the term of one class expiring at each annual meeting of shareholders. See the Statement of Additional Information under “Management of the Fund.” This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board of Trustees. Holders of Preferred Stock, voting as a separate class, will be entitled to elect two of the Fund’s trustees, serving for a one year term. In addition, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Stock, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any other corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination or liquidation of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and Preferred Stock outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Stock, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Stock outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Preferred Stock outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Stock, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Stock are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Preemptive Rights.    The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration of Trust and By-Laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem shares in the Fund held by such shareholders. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or submitting the conversion of the Fund to an open-end investment company to a vote of shareholders. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount. The Fund will be unable to repurchase its common shares if it does not meet certain asset coverage requirements relating to outstanding Preferred Stock.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Stock including MTP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares and MTP Shares would no longer be listed on the New York Stock Exchange or elsewhere. If approved by the applicable vote of the Fund’s Board of Trustees, the conversion to an open-end fund would require the vote of the majority of the outstanding common shares and Preferred Stock voting together and the Preferred Stock voting as a separate class. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board of Trustees of the Fund may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The discussion below, and the discussion in the SAI under the caption “Tax Matters,” is based on the opinion of K&L Gates LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of MTP Shares. Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of MTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Tax Counsel will deliver its opinion concluding that for federal income tax purposes MTP Shares will qualify as stock in the Fund and distributions made with respect to the MTP Shares will qualify as exempt-interest dividends to the extent designated by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax.

The Fund primarily invests in municipal securities issued by States, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the holders of common shares and MTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative tax rules apply to individuals and to corporations. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MTP Shares. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of a taxable distribution. See “Description of MTP Shares—Dividends and Dividend Periods” in this prospectus.

The SAI contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders. Any change may be retroactive for Fund transactions.

Federal Income Tax Treatment of Holders of MTP Shares

Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question Tax Counsel’s opinion and the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate dividends made with respect to common shares and Preferred Stock, including MTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

Pennsylvania Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of Pennsylvania resident individual and corporate shareholders of the Fund. Individual and corporate shareholders are urged to consult their tax advisors. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable.

The provisions discussed in the following section are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company, that it will be registered under the 1940 Act, that the MTP Shares will qualify as stock of the Fund for federal income tax purposes, that the Fund will satisfy the conditions that will cause the Fund’s distributions to qualify as exempt-interest dividends to shareholders, and that it will make such distributions of income and gains as are necessary to qualify to be taxed as a regulated investment company for federal tax purposes.

The Fund’s dividends may not qualify for exemption under the personal income tax laws of states other than Pennsylvania. Shareholders are advised to consult with their own tax advisors for more detailed information concerning Pennsylvania tax matters or the tax laws of their state and locality of residence. Please refer to the Statement of Additional Information for more detailed information.

Distributions from the fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions (the interest income from which is exempt from Pennsylvania personal income tax and corporate net income tax) or to interest on obligations of the United States, its territories, possessions or instrumentalities will not be subject to the Pennsylvania personal income tax or the Pennsylvania corporate net income tax. For Pennsylvania corporate net income tax purposes, however, the exemption of any such distribution that was included in U.S. federal taxable income shall be reduced by any interest on indebtedness incurred to carry the shares and other expenses incurred in the production of such income, including expenses deducted on the U.S. federal income tax return that would not have been allowed if the distribution were exempt from U.S. federal income tax. Distributions from the Fund attributable to most other sources, including capital gains, will not be exempt from the Pennsylvania personal income tax and corporate net income tax.

Gain from the sale, exchange or other disposition of shares generally will be subject to the Pennsylvania personal income tax and corporate net income tax.

You are urged to consult your tax advisor for more detailed information concerning Pennsylvania state and local tax matters. See “Tax Matters” in the Statement of Additional Information for a more detailed discussion of Pennsylvania state and local tax matters.

Other State and Local Tax Matters

While exempt-interest dividends are exempt from regular federal and Pennsylvania income taxes, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

Sale of Shares

The sale of MTP Shares by holders will generally be a taxable transaction for federal income tax purposes. A holder of MTP Shares who sells such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds resulting from the sale and such holder’s adjusted tax basis in the shares sold. A portion of any such gain will generally be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. If such MTP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all MTP Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax rules of constructive ownership as owning) any common shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or designated amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical shares are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 28%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MTP Shares.

UNDERWRITERS

Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of MTP Shares indicated below:

Name	Number of MTP Shares
Morgan Stanley & Co. Incorporated	454,524
Banc of America Securities LLC	454,524
Citigroup Global Markets Inc.	454,524
UBS Securities LLC	454,524
Wells Fargo Securities, LLC	454,524
Nuveen Investments, LLC	46,380

Total	2,319,000

The underwriters are offering the MTP Shares subject to their acceptance of the MTP Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the MTP Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the MTP Shares offered by this prospectus if any such MTP Shares are taken.

The underwriters initially propose to offer part of the MTP Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.10 per MTP Share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $0.05 per MTP Share to other underwriters or to certain dealers. After the initial offering of the MTP Shares, the offering price and other selling terms may from time to time be varied by the representatives. The underwriting discounts and commissions of $0.15 per MTP Share are equal to 1.5% of the public offering price. Investors must pay for any MTP Shares purchased on or before October 4, 2010.

The Fund has granted the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 347,850 additional MTP Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the MTP Shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional MTP Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of MTP Shares listed in the preceding table. If the underwriters’ option is exercised in full, the total price to the public would be $26,668,500, the total underwriting discounts and commissions would be $400,027 and total proceeds to the Fund would be $26,268,473.

The following table shows the underwriting discounts and commissions the Fund will pay in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their overallotment option. However, the underwriters are not required to take or pay for the MTP Shares covered by the underwriters over-allotment option described below.

	Per MTP Share	Without Option	With Option
Underwriting discounts and commissions	$0.15	$347,850	$400,027

Application has been made to list the MTP Shares, subject to official notice of issuance, on the New York Stock Exchange under the symbol “NXM Pr C.” Prior to this offering, there has been no public market for MTP Shares. It is anticipated that trading on the New York Stock Exchange will begin within 30 days from the date of this prospectus. During such period, the underwriters do not intend to make a market in MTP Shares. Consequently, it is anticipated that, prior to the commencement of trading on the New York Stock Exchange, an investment in MTP Shares will be illiquid and holders of MTP Shares may not be able to sell such shares as it is unlikely that a secondary market for MTP Shares will develop. If a secondary market does develop prior to the commencement of trading on the New York Stock Exchange, holders of MTP Shares may be able to sell such shares only at substantial discounts from liquidation preference.

The Fund and Nuveen Asset Management have each agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the underwriters, the Fund will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any senior securities (as defined in the 1940 Act) or any securities convertible into or exercisable or exchangeable for senior securities; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the MTP Shares,

whether any such transaction described above is to be settled by delivery of MTP Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any MTP Shares or any securities convertible into or exercisable or exchangeable for MTP Shares.

In order to facilitate the offering of the MTP Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the MTP Shares. Specifically, the underwriters may over-allot in connection with the offering, creating a short position in the MTP Shares for their own account. In addition, to cover over-allotments or to stabilize the price of the MTP Shares, the underwriters may bid for, and purchase, MTP Shares in the open market. Finally, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the MTP Shares in the offering, if the syndicate repurchases previously distributed MTP Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the MTP Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund anticipates that the representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters. From time to time, Morgan Stanley & Co. Incorporated has provided, and continues to provide, investment banking services to the Fund, Nuveen Asset Management and its affiliates for which it has received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund, Nuveen Asset Management and its affiliates in the ordinary course of business. As a result of the acquisition of Nuveen Investments by Madison Dearborn Partners, LLC, Banc of America Securities LLC is a remote affiliate of Nuveen Asset Management (and the Fund), and certain underwriters or their affiliates, including Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, also have an ownership interest in Nuveen Investments. See “Management of the Fund—Nuveen Investments.”

Certain underwriters and their affiliates, including Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, currently own or are obligated to repurchase in the future outstanding MuniPreferred shares. In addition, customers of certain underwriters and their affiliates currently own outstanding MuniPreferred shares. In connection with an inquiry by FINRA into the activities of Nuveen Investments, LLC, a registered broker-dealer affiliate of Nuveen Asset Management that is involved in the offering of the Fund’s MTP Shares, in marketing and distributing MuniPreferred shares and FundPreferred shares (the latter being preferred shares issued by certain Nuveen non-municipal closed-end funds), FINRA staff members have notified Nuveen Investments, LLC that they have made a preliminary determination to recommend that disciplinary action be brought against Nuveen Investments, LLC. The potential charges recommended by the FINRA staff in such action would allege that certain MuniPreferred share and FundPreferred share marketing materials provided by Nuveen Investments, LLC were false and misleading from 2006 to 2008, and also would allege failures by Nuveen Investments, LLC relating to its supervisory system with respect to the marketing of MuniPreferred and FundPreferred shares. The FINRA staff has provided Nuveen Investments, LLC an opportunity to make a written submission to FINRA to aid its consideration of whether to revise and/or go forward with the staff’s preliminary determination to recommend disciplinary action. Nuveen Investments, LLC has made such a submission responding to the potential allegations and asserting its defenses. Nuveen Investments, LLC anticipates continuing to discuss these matters with the FINRA staff. Upon the successful completion of this offering, these outstanding MuniPreferred shares may be redeemed or purchased by the Fund with the net proceeds of the offering as set forth in “Use of Proceeds.” Although such a redemption or purchase would be done in accordance with the 1940 Act in a manner that did not favor these underwriters, affiliates or customers, the underwriters or their affiliates may nonetheless be deemed to obtain a material benefit from the offering of the MTP Shares due to such redemption or purchase including, for certain of the underwriters and their affiliates, potentially substantial financial relief and/or relief related to legal and regulatory matters associated with currently illiquid MuniPreferred shares.

The Fund, Nuveen Asset Management and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

LEGAL OPINIONS

Certain legal matters in connection with MTP Shares will be passed upon for the Fund by K&L Gates LLP, Washington, DC, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. K&L Gates LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended April 30, 2010 are incorporated by reference into the Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Suite 1700, Chicago, Illinois 60606.

MISCELLANEOUS

To the extent that a holder of MTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of MTP Shares, more than 10% of the Fund’s outstanding Preferred Stock), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Stock (including MTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Securities and Exchange Commission.

This prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and MTP Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Securities and Exchange Commission, including proxy statements and reports filed under the Exchange Act. Additional information may be found on the Internet at http://www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Appendix A—Factors Affecting Municipal Securities in Pennsylvania

Without intending to be complete, the information set forth below briefly summarizes some of the factors affecting the financial situation in the Commonwealth of Pennsylvania (referred to herein as the “Commonwealth,” the “state,” or “Pennsylvania”). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no requirement on the part of the Commonwealth to make payment on such local obligations in the event of default.

The Fund is susceptible to political, economic and regulatory factors affecting issuers of Pennsylvania municipal securities. There can be no assurance that the Commonwealth will not experience a decline in economic conditions, or that portions of the Pennsylvania municipal securities purchased by the Fund will not be affected by such a decline.

State Economy

General. The Commonwealth is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.8 billion in crop and livestock products annually. In 2009 agribusiness and food related industries reached export sales surpassing $1.5 billion in economic activity. Over 63,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2009 decreased at an average annual rate of 0.1 percent compared with a 0.1 percent rate for the Middle Atlantic Region and 0.07 percent rate for the United States.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 89.8 percent of total employment by 2009. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 10.2 percent of 2009 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the fourth largest single source of employment within the Commonwealth. In 2009 the services sector accounted for 47.0 percent of all non-agricultural employment, while the trade sector accounted for 15.1 percent.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to

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8.1 percent in 2009 compared to 4.3 percent annual unemployment in 2007. As of February 2010, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 9.8 percent.

State Budget

Overview. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The State Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 – June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund, the Commonwealth’s largest operating fund, and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.

Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.

The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP. Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations, but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Over-estimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.

Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.

Financial Condition. The economic recession gripping the nation adversely affected the Commonwealth’s revenue receipts during fiscal year 2009. General Fund revenue collections declined 8.6 percent on a year-over-year basis during fiscal year 2009 with final collections $3,254.6 million or 11.3 percent below estimate.

In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. First, the Commonwealth implemented three rounds of

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budget cuts or “freezes,” which reduced the ability of agencies to spend funds appropriated during fiscal year 2009. Total budget cuts of $505 million, or approximately 4.25 percent, were implemented during fiscal year 2009 in agencies under the Governor’s jurisdiction. Additionally, the Commonwealth implemented a general hiring freeze to reduce costs, it restricted out-of-state travel, it banned the purchase of new and replacement vehicles and it reduced the size of the state fleet by 1,000 vehicles. Fiscal year 2009 and 2010 salaries for management and non-union employees were frozen at current levels. A total of $634.2 million in appropriations were lapsed in fiscal year 2009. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance decreased to -$2,799.5 million, including the application of the beginning balance from the prior year of operations.

(a)	Outstanding Debt of the Commonwealth. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt for non-highway purposes totaled $8,388.7 million at June 30, 2009, a net increase of $298.8 million from June 30, 2008. Over the ten-year period ended June 30, 2008, total net outstanding general obligation debt for non-highway purposes increased at an annual compound growth rate of 6.7 percent. For the five-year period ended June 30, 2008, outstanding general obligation debt for non-highway purposes has increased at an annual compound growth rate of 4.6 percent.

(b)	Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. State-created organizations and their outstanding debt as of December 31, 2009 include: the Delaware River Joint Toll Bridge Commission ($438.49 million); the Delaware River Port Authority ($1,117.2 million); the Pennsylvania Economic Development Financing Authority ($1,876.8 million); the Pennsylvania Energy Development Authority ($27.4 million); the Pennsylvania Higher Education Assistance Agency ($8,889.5 million); the Pennsylvania Higher Educational Facilities Authority ($5,912.4 million); the Pennsylvania Industrial Development Authority ($363.4 million); the Pennsylvania Infrastructure Investment Authority ($23.1 million); the Pennsylvania Turnpike Commission ($6,089.2 million); and the State Public School Building Authority ($2,378.5 million).

(c)	Moral Obligations. The only debts of state-created organizations in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency, a state-created organization which provides financing for housing for lower and moderate income families in the Commonwealth. As of December 31, 2009, this state-created organization had $5,100.0 million of revenue bonds outstanding.

(d)

Commonwealth Financing Authority. The Commonwealth Financing Authority (“CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to the CFA from general revenues of the Commonwealth for repayment of CFA

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obligations. The obligations of the CFA will not be a debt or liability of the Commonwealth, but it is expected that the CFA may issue debt that may be payable from appropriations of the Commonwealth.

In November 2005 the CFA issued its first bonds, and since that time, the CFA has completed three additional bond issues. As of June 1, 2010, the CFA had an estimated $1,306.6 million in outstanding bond debt, of which the Commonwealth’s General Fund is responsible for $906.6 million and the Pennsylvania Gaming and Economic Development and Tourism Fund is responsible for $400 million in outstanding debt. The Commonwealth’s fiscal year 2010 enacted budget appropriates $67.235 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year 2010. Further, a balance of $4.7 million remains available from prior year appropriations to support CFA debt service payments. Additional appropriations from the General Fund for future debt service beyond those mentioned are expected to be requested by the Department of Community and Economic Development for inclusion in future Governor’s Executive Budget requests to the General Assembly.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted, and on July 9, 2008, the Governor signed into law, Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond indebtedness authority of up to $1,300 million. Act 63 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. It is projected that portions of the increased CFA debt authority will be issued over the next two to four fiscal years. As of April 30, 2010, the CFA has issued $242.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $400.0 million in limited obligation revenue bonds authorized by Act 63.

(e)	City of Philadelphia. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on September 16, 2009.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $557.7 million in special tax revenue bonds outstanding as of June 30, 2009. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Debt Ratings. As of May 1, 2010, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s, AA by S&P and AA+ by Fitch.

Litigation. The Commonwealth is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In 1978 the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. This limitation would not apply to tax appeals such as Northbrook (now Allstate) as detailed below. Approximately 3,150 suits against the Commonwealth remain open. Tort claim

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payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2009 is $20.0 million.

·	County of Allegheny v. Commonwealth of Pennsylvania. This lawsuit involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. The Supreme Court of Pennsylvania stayed its 1987 judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. The Court appointed retired Justice Frank J. Montemuro, Jr. as a special master to devise and submit a plan for implementation. Justice Montemuro recommended a four-phase transition to state funding of a unified judicial system. The recommendation remains pending before the Supreme Court of Pennsylvania. Recently, the counties have moved the Court to enforce the original order in the case. The Court has held argument on the motion and a decision is pending.

·	Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania. This is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. This case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Supreme Court ruled in Northbrook’s favor, but only on a technicality, and did not address the substantive findings of the Commonwealth Court. The Supreme Court’s decision resulted in an approximately $7,000 credit for Northbrook. Counsel then selected the Allstate case to relitigate the issues involved. The Allstate case was briefed and argued before a panel of the Commonwealth Court on December 9, 2009. Prior to the Commonwealth Court’s decision in Allstate, the Commonwealth had estimated potential tax refund exposure with respect to this matter of up to $150.0 million. On March 25, 2010, the Commonwealth Court rendered a decision and remanded the case to the Board of Finance and Revenue for recalculation of the amount owed to Allstate.

HCPRA/MCARE Cases On April 15, 2010, the Commonwealth Court issued two separate decisions granting summary relief in favor of the Petitioners in two groups of cases (one group collectively termed the “HCPRA Case” and the other the “MCARE Case”). The Medical Care Availability and Reduction of Error (“MCARE”) Fund is a special fund established within the Treasury that pays claims against health care providers resulting from medical professional liability actions that exceed their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to MCARE Fund. The Health Care Provider Retention (“HCPR”) Account was a special account within the General Fund that was subject to annual appropriations by the General Assembly. The Commonwealth Court held in the HCPRA Case that the Commonwealth had a duty to transfer funds from the HCPRA Account to the MCARE Fund equal to the aggregate amount of abatements of annual assessments granted between 2003 and 2007. The amount of additional transfers to the MCARE Fund that would be required under this ruling is between $446 and $616 million. The Commonwealth Court also held in the MCARE Case that the transfer of $100 million from MCARE Fund to the General Fund was unlawful. The Commonwealth intends to appeal these decisions to the Pennsylvania Supreme Court, which will result in an automatic stay of the relief pending resolution of the Commonwealth’s appeal, subject to further court order.

The specific litigation matters described above are provided as an example only and do not comprise a complete listing of material ongoing or pending litigation involving the Commonwealth, its agencies, subdivisions and instrumentalities.

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Nuveen Pennsylvania Dividend Advantage Municipal Fund

EPR-NXMMTP-0910D

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Pennsylvania Dividend Advantage Municipal Fund (the “Fund”) is a diversified, closed-end management investment company.

This Statement of Additional Information relating to MuniFund Term Preferred Shares, 2.10% Series 2015 (“Series 2015 MTP Shares”) of the Fund (“MTP Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated September 29, 2010 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing MTP Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated September 29, 2010.

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INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund’s investment objectives and its policy to invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and Pennsylvania income taxes are fundamental policies of the Fund. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal and Pennsylvania income taxes. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser, Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. Managed Assets are net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any Preferred Stock outstanding. There is no assurance that the Fund will achieve its investment objectives. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. A portion of the dividends from MTP Shares may be subject to the federal alternative minimum tax.

Underrated municipal securities are those municipal securities whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in Nuveen Asset Management’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Asset Management may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that Nuveen Asset Management considers undervalued. Nuveen Asset Management believes that the prices of these municipal securities should ultimately reflect their true value.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns, but also creates the possibly that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

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The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

A general description of the ratings of S&P, Moody’s and Fitch of municipal securities is set forth in Appendix B to this Statement of Additional Information.

A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately:

1. Under normal circumstances, invest less than 80% of the Fund’s net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and Pennsylvania income tax;

2. Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the prospectus;

3. Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

4. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

5. Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

6. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

8. Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; or

9. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

For the purpose of applying the limitation set forth in subparagraph (9) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities

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and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Subject to certain exemptions, under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

3. Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

4. Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

5. Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Stock, including MTP Shares or, if issued, commercial paper or notes, or, if the

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Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

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PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus, the Fund’s portfolio will be composed principally of the investments described below.

The term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities. If the long-term municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s or S&P, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to this Statement of Additional Information for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund intends to allocate taxable income on temporary investments, if any, proportionately between common shares and Preferred Stock, based on the percentage of total dividends distributed to each class for that year.

MUNICIPAL SECURITIES

Included within the general category of municipal securities described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those “non-appropriation” Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal securities also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal securities with long-term maturities.

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Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices Nuveen Asset Management anticipates to correlate with the prices of the municipal securities the Fund owns. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its Common Shares and its Preferred Stock. See “Tax Matters.”

The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

The Fund will not purchase futures unless it has segregated or earmarked cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund’s ability to engage in hedging transactions. So long as any Rating Agency is rating the Fund’s Preferred Stock, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from the Rating Agencies, as appropriate, that these transactions would not impair the ratings then assigned by the Rating Agencies to such shares.

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Description of Financial Futures and Options. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option’s expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

Risks of Futures and Options Transactions. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

Repurchase Agreements. The Fund may buy repurchase agreements as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and Preferred Stock. See “Tax Matters.” The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in Nuveen Asset Management’s opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. Nuveen Asset Management will monitor the value of the collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, Nuveen Asset Management will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

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SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the Securities and Exchange Commission and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the Securities and Exchange Commission and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Nuveen Asset Management will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

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(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Asset Management monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Asset Management does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board of Trustees has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed Nuveen Asset Management when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets

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is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by Nuveen Asset Management, if any, to protect liquidity.

INVERSE FLOATING RATE SECURITIES AND FLOATING RATE SECURITIES

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. However, the Fund is permitted to invest in highly leveraged inverse floating rate securities. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

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The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

AUCTION RATE SECURITIES

Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auction failures have been widespread, which has adversely affected the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

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OTHER INVESTMENTS

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters”), including the original issue discount accrued on zero coupon bonds. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to the Fund’s shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive municipal securities available in the market. The Fund may invest in investment companies that are advised by Nuveen Asset Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Fund common shareholders would therefore be subject to duplicative expenses to the extent the Fund invested in other investment companies.

Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, because

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the securities of other investment companies may be leveraged and subject to the same leverage risk, the Fund may indirectly be subject to those risks described in the Fund’s Prospectus. Market value will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TURNOVER

The Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. The Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. The Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. The Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. The Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although the Fund cannot accurately predict its annual portfolio turnover rate, the Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. For the fiscal year ended April 30, 2010, the Fund’s portfolio turnover rate was 5%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Asset Management (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Nuveen Asset Management or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2010 annual meeting, the Class II trustees serving until the 2011 annual meeting and the Class III trustees serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Judith M. Stockdale and Carole E. Stone are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner and Jack B. Evans are slated in Class III. Messrs. Hunter and Schneider are elected by holders of Preferred Shares for a term of one year. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 75 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 125 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Class III Length of service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	200	N/A

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Class III Length of service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (a regional financial services firm).	200	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—one year Length of service— Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	200	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Class II Length of service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	200	See Principal Occupation description

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—one year Length of service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Class I Length of service— Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200	N/A

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Class I Length of service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	See Principal Occupation description

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Class II Length of service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	N/A

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Name, Business Address and Birthdate	Position(s) Held with Funds	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee :
John P. Amboian** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Class II Length of service— Since 2008	Chief Executive Officer (since 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool registered with the SEC.
**	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2011— Length of Service— Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Associate General Counsel and Assistant Secretary of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term—Until August 2011— Length of Service—Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments; Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	125

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term—Until August 2011— Length of Service— Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	125

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until August 2011— Length of Service— Since 2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until August 2011— Length of Service— Since 2002	Vice President of Nuveen Investments, LLC (since 2002); Vice President of Nuveen Asset Management (since 2005).	200

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011— Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011— Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management.	200

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011— Length of Service— Since 1993	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (1995-2010) of Nuveen Asset Management; Certified Public Accountant.	200

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011— Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009) formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	200

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until August 2011— Length of Service—Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term—Until August 2011— Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President (2006-2008); formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	200

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until August 2011— Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	200

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011— Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2011— Length of Service— Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011— Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007) of Nuveen Investment Advisers Inc., Nuveen Asset Management, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

Michelle A. McCarthy 333 West Wacker Drive Chicago, IL 60606 (7/6/65)	Vice President	Term—Until August 2011— Length of Service— Since 2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, Senior Vice President (2003-2009), Chief Market and Operational Risk Officer (2006-2009), Washington Mutual Bank.	200

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Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until August 2011— Length of Service— Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until August 2011— Length of Service— Since 2009	Senior Vice President (since 2010), Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until August 2011— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	200

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until August 2011— Length of Service— Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until August 2011— Length of Service— Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider, not only the candidate’s

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particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board. During the fiscal year ended April 30, 2010, the Executive Committee did not meet.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended April 30, 2010 the Dividend Committee met four times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable,

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shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent Trustee of the Funds. During the fiscal year ended April 30, 2010, the Audit Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended April 30, 2010 the Compliance Committee met five times.

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The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended April 30, 2010 the Nominating and Governance Committee met four times.

Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current Trustee should serve as a Trustee of the Funds.

John P. Amboian

Mr. Amboian, an interested Trustee of the Funds, joined Nuveen Investments, Inc. (“Nuveen”) in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the

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Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the

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merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and was Chairman of the Board of Catalyst Schools of

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Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

INDEPENDENT CHAIRMAN

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2011; and Class III trustees will serve until the annual meeting of shareholders in 2012. As each trustee’s term expires, common shareholders will be asked to elect trustees unless any Preferred Stock is outstanding at that time, in which event holders of Preferred Stock (including holders of MTP Shares), voting as a separate class, will elect two trustees and the remaining trustees shall be elected by holders of the Fund’s common stock and holders of Preferred Stock, voting together as a single class. Messrs. Hunter and Schneider are elected by holders of Preferred Stock for a term of one year. Holders of Preferred Stock will be entitled to elect a majority of the Fund’s trustees under certain circumstances. Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies
John M. Amboian	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	Over $100,000
Terence J. Toth	None	Over $100,000

No trustee who is not an interested person of the Fund or his immediate family member owns beneficially or of record, any security of Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Asset Management or Nuveen Investments.

As of August 31, 2010, the officers and trustees of the Fund, in the aggregate, own less than 1% of the Fund’s equity securities.

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The following table sets forth the percentage ownership of each person who, as of September 23, 2010, owned of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of the Fund’s equity securities*:

Name of Equity Security	Name and Address of Owner	% of Ownership
Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street Charlotte, NC 28255	5.6%

	Citigroup Global Markets Inc.(a) 388 Greenwich Street New York, NY 10013	26.4%

	Citigroup Financial Products Inc.(a) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(a) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10043

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2009.
(a)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

COMPENSATION

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended April 30, 2010, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2009. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Robert P. Bremner	$277	—	$265,996
Jack B. Evans	242	—	239,830
William C. Hunter	199	—	194,333
David J. Kundert	232	—	252,913

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	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
William J. Schneider	$237	—	$258,133
Judith M. Stockdale	217	—	219,480
Carole E. Stone	204	—	186,750
Terence J. Toth	232	—	247,289

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended April 30, 2010 for services to the Fund.
(2)	Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.
(3)	Based on the compensation paid (including any amounts deferred) for the 2009 calendar year ended December 31, 2009 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person at a Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the independent Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset sizes, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER

Nuveen Asset Management, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. Nuveen Asset Management also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative

36

services to the Fund. For additional information regarding the management services performed by Nuveen Asset Management, including the biography of the Fund’s portfolio manager and further information about the investment management agreement between the Fund and Nuveen Asset Management, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $150 billion of assets under management as of June 30, 2010, of which approximately $73.8 billion was in municipal securities. Regarding this approximately $73.8 billion of tax-exempt municipal securities, approximately $35.8 billion, $17.9 billion, $16.4 billion and $1.1 billion represent assets relating to closed-end bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. According to data from Morningstar Fundamental Data, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (123) and the amount of fund assets under management (approximately $47 billion) as of December 31, 2009.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid to Nuveen Asset Management for the Fiscal Year Ended	Expense Reimbursement from Nuveen Asset Management for the Fiscal Year Ended
Twelve months ended April 30, 2008	$326,291	$145,854
Twelve months ended April 30, 2009	$340,637	$99,917
Twelve months ended April 30, 2010	$384,880	$67,574

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management. Cathryn Steeves is the Fund’s portfolio manager at Nuveen Asset Management and has primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

In addition to managing the Fund, Ms. Steeves is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 30, 2010 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	44	$8.25 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The Fund’s portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with

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similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing the manager’s performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2010, the S&P/Investortools Municipal Bond Index was comprised of 55,306 securities with an aggregate current market value of $1,205 billion.

Base salary. The Fund’s portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. The Fund’s portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to Nuveen Asset Management’s investment team, the performance of the accounts for which he or she serves as portfolio manager relative to any benchmarks established for those accounts, his or her effectiveness in communicating investment performance to stockholders and their representatives, and his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Investments. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of August 31, 2010, Ms. Steeves does not beneficially own any stock issued by the Fund.

Unless earlier terminated as described below, the Fund’s management agreement with Nuveen Asset Management will remain in effect until August 1, 2011. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of

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a majority of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Asset Management upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund invests its assets generally in municipal securities. On rare occasions the Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the Securities and Exchange Commission on Form N-PX, provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Fund, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Twelve months ended April 30, 2008	$—
Twelve months ended April 30, 2009	$—
Twelve months ended April 30, 2010	$—

Substantially all of the Fund’s trades are effected on a principal basis.

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DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Outstanding Shares—Common Shares” in the Fund’s Prospectus.

MUNIPREFERRED SHARES

For a description of the Fund’s MuniPreferred Shares, see “Description of Outstanding Shares—MuniPreferred Shares” in the Fund’s Prospectus.

MTP SHARES

For a description of the Fund’s MTP Shares, see “Description of MTP Shares” in the Fund’s Prospectus.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Fund’s shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or submitting the conversion of the Fund to an open-end investment company for a vote by shareholders. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Fund shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares and MTP Shares from the NYSE Amex, the New York Stock Exchange or elsewhere, as applicable, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in

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order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, the NYSE Amex or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common and Preferred Stock, voting as a single class and approval of the holders of at least two-thirds of the Fund’s Preferred Stock, voting together as a single class unless the conversion has been approved by the requisite vote of the trustees, in which case a majority vote of the requisite holders would be required. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE Amex or elsewhere and the Fund’s Preferred Stock, including MTP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Fund’s shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the opinion of K&L Gates LLP, special counsel to the Fund (“Tax Counsel”). Tax Counsel’s opinions are based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

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The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in MTP Shares. The discussion generally applies only to holders of MTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in MTP Shares. This summary deals only with U.S. holders that hold MTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of MTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds MTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold MTP Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on Common Shares and MTP Shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of MTP Shares to be eligible to be treated as exempt-interest dividends, MTP Shares must be treated as stock for federal income tax purposes. Under present law, Tax Counsel is of the opinion that MTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to MTP Shares (other than distributions in redemption of MTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the MTP Shares, there can be no assurance that the IRS will not question the Fund’s treatment of MTP Shares as equity. If the IRS were to succeed in such a challenge, holders of MTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

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As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending November 30 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s MTP Shares are outstanding the Fund fails to meet the Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. See “Description of MTP Shares—Restrictions on Dividend, Redemption and Other Payments” in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MTP Asset Coverage, the Fund will be required to redeem MTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares and MTP Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

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A holder of MTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of MTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of MTP Shares to offset the tax effects of the taxable distribution.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The Internal Revenue Service (the “IRS”) indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MTP Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the MTP Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. In certain circumstances, the Fund will make payments to holders of MPT Shares to offset the tax effects of a taxable distribution.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for

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determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Gain or loss on the sale or other disposition of MTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the MPT Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%, subject to the legislation phase-out discussed above. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may, at its option, redeem MTP Shares in whole or in part, and is required to redeem MTP Shares to the extent required to maintain the Effective Leverage Ratio and the MTP Asset Coverage. Gain or loss, if any,

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resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the Common Shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of MTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Pennsylvania Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Fund.

The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of

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the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund. The following is based on the assumptions that the Fund will qualify each year as a regulated investment company under Subchapter M of the Code, that the Fund will be registered under the 1940 Act, that the MTP Shares will qualify as stock of the Fund for federal income tax purposes, that the Fund will satisfy all the conditions which will cause the Fund’s distributions to qualify as exempt interest-dividends to shareholders for federal and Pennsylvania income tax purposes, and that the Fund will make such distributions of income and gains as are necessary to qualify to be taxed as a regulated investment company for federal tax purposes.

The Fund should not be subject to the Pennsylvania corporate net income tax or capital stock/franchise tax.

Distributions from the Fund that are made out of earnings and profits of the Fund derived from interest on obligations which are statutorily free from state taxation in Pennsylvania (“Exempt Obligations”) will not be taxable to shareholders for purposes of the Pennsylvania personal income tax. The term “Exempt Obligations” includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or U.S. government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

Corporate shareholders will not be subject to the Pennsylvania corporate net income tax on distributions made by the Fund, provided such distributions are derived from interest on Exempt Obligations. For Pennsylvania corporate net income tax purposes, however, the exemption of any such distribution that was included in U.S. federal taxable income shall be reduced by any interest on indebtedness incurred to carry the shares and other expenses incurred in the production of such income, including expenses deducted on the U.S. federal income tax return that would not have been allowed if the distribution were exempt from U.S. federal income tax. To support any claim for exemption, the corporate taxpayer must submit evidence that the income was received from a regulated investment company and submit a schedule indicating the percentage of income applicable to exempt and non-exempt assets. Distributions of capital gain attributable to Exempt Obligations will be subject to the Pennsylvania corporate net income tax.

Gain from the sale, exchange or other disposition of the shares generally will be subject to the Pennsylvania personal income tax and corporate net income tax.

For individual shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax, provided that the Fund reports to its investors the percentage of Exempt Obligations held by the Fund for the year. The Fund will report such percentage to its investors. Gain from the sale, exchange or other disposition of shares of the Fund will be subject to the Philadelphia School District income tax if the shares have been held for a period of six months or less prior to the disposition.

Shares of the Fund may be subject to the Pennsylvania inheritance tax and Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

The foregoing is a general, abbreviated summary of certain of the provisions of Pennsylvania statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning Pennsylvania tax matters.

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EXPERTS

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended April 30, 2010 are incorporated by reference into this Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Suite 1700, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The redemption and dividend paying agent for MTP Shares is State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Annual Report, dated April 30, 2010. Such audited financial statements are incorporated herein by reference into this Statement of Additional Information. The Annual Report is available without charge by calling 800-257-8787.

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APPENDIX A

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF MUNIFUND TERM PREFERRED SHARES

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF MUNIFUND TERM PREFERRED SHARES

Nuveen Pennsylvania Dividend Advantage Municipal Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of preferred shares, par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of a class of preferred shares, $.01 par value per share, such shares to be classified as MuniFund Term Preferred Shares (“MuniFund Term Preferred”), and such shares of MuniFund Term Preferred to be issued in one or more series (each such series, a “Series”).

THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of MuniFund Term Preferred Shares are set forth in this Statement, as modified, amended or supplemented in the Appendix (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series (each such Series being referred to herein as a Series of MuniFund Term Preferred Shares, and shares of all such Series being referred to herein individually as a “MuniFund Term Preferred Share” and collectively as the “MuniFund Term Preferred Shares”).

DEFINITIONS

1.1 Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding MuniFund Term Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of MuniFund Term Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of MuniFund Term Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and

(iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of MuniFund Term Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adviser” means Nuveen Asset Management, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and among the Custodian and the Fund with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Period” shall have the meaning as set forth in Section 2.2(h)(i).

“Default Rate” shall have the meaning as set forth in Section 2.2(h)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any

Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1) cash or any cash equivalent;

(2) any U.S. Government Obligation;

(3) any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

(5) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Dividend Payment Date” means, with respect to any Series, each of the Dividend Payment Dates for such Series set forth in the Appendix for such Series.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Series and as of any date, the Fixed Dividend Rate for that Series as adjusted (if applicable) on such date in accordance with the provisions of Section 2.2(c) and Section 2.2(h).

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, Inc. and any successor or successors thereto.

“Fixed Dividend Rate” means, with respect to any Series, the rate per annum specified as the Fixed Dividend Rate for such Series in the Appendix for such Series.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the MuniFund Term Preferred Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Obligation” means municipal securities as described in the prospectus or other offering document for a Series.

“MuniFund Term Preferred” shall have the meaning as set forth in the Recitals of this Statement.

“MuniFund Term Preferred Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Non-Call Period” means, with respect to any Series, the period (if any) during which such Series shall not be subject to redemption at the option of the Fund, as set forth in the Appendix for such Series.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium (expressed as a percentage of the Liquidation Preference of the shares of such Series) payable by the Fund upon the redemption of MuniFund Term Preferred Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to MuniFund Term Preferred Shares of any Series, the number of MuniFund Term Preferred Shares of such Series theretofore issued by the Fund except (without duplication):

(a) any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b) any shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(c) any shares of such Series as to which the Fund shall be the Holder or the beneficial owner; and

(d) any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, including shares of each Series of MuniFund Term Preferred Shares, shares of any other series of such preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Rating Agencies” means any of Moody’s, Standard & Poor’s or Fitch, as designated by the Board of Trustees from time to time as contemplated by Section 2.7 to be a Rating Agency for purposes of this Statement. The Board of Trustees has initially designated Moody’s, Standard & Poor’s and Fitch to be Rating Agencies hereunder. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares, any references to any credit rating of such Rating Agency in this Statement or any Appendix shall be deemed instead to be references to the equivalent credit rating of the Rating Agency designated by the Board of Trustees to replace such Rating Agency (if any such replacement is made) as of the most recent date on which such other Rating Agency published credit ratings for such Series of MuniFund Term Preferred Shares or (ii) replaces any credit rating of such Rating Agency with a replacement credit rating, any references to such replaced credit rating of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such replacement credit rating. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of MuniFund Term Preferred Shares is terminated by the Board of Trustees, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally).

“Rating Downgrade Period” means, with respect to any Series, any period during which the MuniFund Term Preferred Shares of such Series are rated A+ or lower by Standard & Poor’s, A1 or lower by Moody’s and

A+ or lower by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for such Series and the Fund with respect to such Series.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(h)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the MuniFund Term Preferred Shares.

“Series” shall have the meaning as set forth in the Recitals of this Statement.

“Standard and Poor’s” means Standard and Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this

Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

TERMS APPLICABLE TO ALL SERIES OF

MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of MuniFund Term Preferred Shares that are specifically contemplated by the Appendix relating to such Series, each Series of MuniFund Term Preferred Shares shall have the following terms:

2.1 Number of Shares; Ranking.

(a) The number of authorized shares constituting any Series of MuniFund Term Preferred Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional MuniFund Term Preferred Shares shall be issued.

(b) The MuniFund Term Preferred Shares of each Series shall rank on a parity with shares of each other Series of MuniFund Term Preferred Shares and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolutions, liquidation or winding up of the affairs of the Fund. The MuniFund Term Preferred Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c) No Holder of MuniFund Term Preferred Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any MuniFund Term Preferred Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of any MuniFund Term Preferred Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and distributions on Common Shares, cumulative cash dividends and distributions on each share of such Series, calculated separately for each Dividend Period for such Series at the Dividend Rate in effect from time to time for such Series during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of such Series, and no more. Dividends and distributions on the MuniFund Term Preferred Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. Dividends payable on any MuniFund Term Preferred Shares of any Series for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b) Dividends on shares of each Series of MuniFund Term Preferred Shares with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period (or if such day is not a Business Day, the next preceding Business Day) and shall be paid as provided in Section 2.2(g) hereof.

(c) So long as MuniFund Term Preferred Shares of a Series are rated on any date AAA by Standard & Poor’s, Aaa by Moody’s or AAA by Fitch (or an equivalent of such ratings, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to MuniFund Term Preferred Shares of such Series for such date shall be equal to the Fixed Dividend Rate for such Series. If the highest credit rating assigned on any date to an Outstanding Series of MuniFund Term Preferred Shares by any Rating Agency is equal to one of the ratings set forth in the table below (or its equivalent, as permitted or contemplated by the definition of “Rating Agency”), the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such Series by such Rating Agency in the table below.

CREDIT RATINGS

Standard & Poor’s	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no Rating Agency is rating an Outstanding Series of MuniFund Term Preferred Shares, the Dividend Rate applicable to the MuniFund Term Preferred Shares of such Series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such Series by 200%.

(d) (i) No full dividends and distributions shall be declared or paid on shares of a Series of MuniFund Term Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of MuniFund Term Preferred Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Shares of any series, any dividends and distributions being declared and paid on a Series of MuniFund Term Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of MuniFund Term Preferred Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(d)(i) on such MuniFund Term Preferred Shares.

(ii) For so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all MuniFund Term Preferred Shares and all other Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit

Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding MuniFund Term Preferred Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii) Any dividend payment made on shares of a Series of MuniFund Term Preferred Shares shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(e) Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of MuniFund Term Preferred Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(f) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of MuniFund Term Preferred Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(g). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(g) Dividends on shares of a Series of MuniFund Term Preferred Shares shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the fifteenth (15th) day of the Dividend Period to which such Dividend Payment Date relates (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on shares of a Series of MuniFund Term Preferred Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of any Series of MuniFund Term Preferred Shares which may be in arrears.

(h) (i) The Dividend Rate on a Series of MuniFund Term Preferred Shares shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to a Series of MuniFund Term Preferred Shares shall commence on any date the Fund fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of

Section 2.2(h)(ii) below, a Default Period with respect to a Dividend Default or a Redemption Default on a Series of MuniFund Term Preferred Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on a Series of MuniFund Term Preferred Shares, the Dividend Rate for such Series for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on a Series of MuniFund Term Preferred Shares for any calendar day shall be equal to the Dividend Rate in effect on such day for such Series plus five percent (5%) per annum.

(ii) No Default Period for a Series of MuniFund Term Preferred Shares with respect to any Default on such Series shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Default Rate on such Series applied to the amount and period of such non-payment on such Series, based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MuniFund Term Preferred Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding MuniFund Term Preferred Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such MuniFund Term Preferred Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such MuniFund Term Preferred Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding MuniFund Term Preferred Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c) Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage & Leverage Tests.

(a) Asset Coverage Requirement. For so long as any shares of a Series of MuniFund Term Preferred Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no MuniFund Term Preferred Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Fund from the assets of the Fund in the same manner and to the same extent as is contemplated by Section 2.11 with respect to the Liquidity Requirement, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Fund for purposes of such computation.

(c) Effective Leverage Ratio Requirement. For so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Effective Leverage Ratio shall not exceed 50% as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed such percentage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d) Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i) The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MuniFund Term Preferred Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii) The sum of (A) the market value (determined in accordance with the Fund’s valuation procedures) of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5 Redemption. Each Series of MuniFund Term Preferred Shares shall be subject to redemption by the Fund as provided below:

(a) Term Redemption. The Fund shall redeem all shares of a Series of MuniFund Term Preferred Shares on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i) Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date, the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Shares, a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any shares of a Series of MuniFund Term Preferred Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B) On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MuniFund Term Preferred Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 230% (provided, however, that if there is no such minimum number of MuniFund Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all MuniFund Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of shares of any Series of MuniFund Term Preferred Shares pursuant to this Section 2.5(b)(i) that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of MuniFund

Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(ii) Effective Leverage Ratio Mandatory Redemption. (A) If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) and such failure is not cured as of the close of business on the date that is thirty (30) calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Fund shall within thirty (30) calendar days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio to not exceed 50% by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Declaration a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MuniFund Term Preferred Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such MuniFund Term Preferred Shares at a price per MuniFund Term Preferred Share equal to the Mandatory Redemption Price.

(B) On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of MuniFund Term Preferred Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MuniFund Term Preferred Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MuniFund Term Preferred Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A) , the number of MuniFund Term Preferred Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), (A) on any Business Day following the expiration of the Non-Call Period for a Series of MuniFund Term Preferred Shares or (B) on any Business Day during a Rating Downgrade Period for a Series of MuniFund Term Preferred Shares, including a Business Day during the Non-Call Period for such Series (any Business Day referred to in clause (A) or (B) of this sentence, an “Optional Redemption Date”), the Fund may redeem in whole or from time to time in part the Outstanding MuniFund Term Preferred Shares of such Series, at a redemption price per MuniFund Term Preferred Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per MuniFund Term Preferred Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such MuniFund Term Preferred Share of such Series accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) with respect to an optional redemption of MuniFund Term Preferred Shares of such Series that is effected on such Optional Redemption Date.

(ii) If fewer than all of the outstanding shares of a Series of MuniFund Term Preferred Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MuniFund Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MuniFund Term Preferred Shares by reason of the redemption of such MuniFund Term Preferred Shares on such Optional Redemption Date.

(d) Procedures for Redemption.

(i) If the Fund shall determine or be required to redeem, in whole or in part, MuniFund Term Preferred Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of MuniFund Term Preferred Shares to be redeemed; (C) the CUSIP number for MuniFund Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MuniFund Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all MuniFund Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MuniFund Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii) If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MuniFund Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii) Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MuniFund Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MuniFund Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MuniFund Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MuniFund Term Preferred Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv) On or after the Redemption Date, each Holder of MuniFund Term Preferred Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MuniFund Term Preferred Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MuniFund Term Preferred Shares, without interest, and in the case of a redemption of fewer than all the MuniFund Term Preferred Shares represented by such certificate(s), a new certificate representing the MuniFund Term Preferred Shares that were not redeemed.

(v) Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any MuniFund Term Preferred Shares unless all accumulated and unpaid dividends and distributions on all Outstanding MuniFund Term Preferred Shares and other series of Preferred Shares ranking on a parity with the MuniFund Term Preferred Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MuniFund Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MuniFund Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(vi) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MuniFund Term Preferred Shares, dividends may be declared and paid on such MuniFund Term Preferred Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e) Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of MuniFund Term

Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of MuniFund Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(g) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MuniFund Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the MuniFund Term Preferred Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per MuniFund Term Preferred Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MuniFund Term Preferred Shares shall be entitled to one vote for each MuniFund Term Preferred Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding MuniFund Term Preferred Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including MuniFund Term Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting For Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including MuniFund Term Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including MuniFund Term Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding Preferred Share including any Outstanding MuniFund Term Preferred Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of the Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of MuniFund Term Preferred Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of MuniFund Term Preferred Shares to Vote on Certain Matters.

(i) Certain Amendments Requiring Approval of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such MuniFund Term Preferred Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share (other than as a result of a division of a MuniFund Term Preferred Share). So long as any MuniFund Term Preferred Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the MuniFund Term Preferred

Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including MuniFund Term Preferred Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii) Certain Amendments Requiring Approval of Specific Series of MuniFund Term Preferred Shares. Except as otherwise permitted by the terms of this Statement, so long as any MuniFund Term Preferred Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MuniFund Term Preferred Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such Appendix of the MuniFund Term Preferred Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the MuniFund Term Preferred Shares of such Series, and (ii) a division of a MuniFund Term Preferred Share shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MuniFund Term Preferred Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of MuniFund Term Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a MuniFund Term Preferred Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such MuniFund Term Preferred Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MuniFund Term Preferred Share.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of MuniFund Term Preferred Shares shall have no rights to cumulative voting.

(f) Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of MuniFund Term Preferred Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the MuniFund Term Preferred Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(h) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of MuniFund Term Preferred Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of MuniFund Term Preferred Shares shall be entitled to vote any MuniFund Term Preferred Share and no MuniFund Term Preferred Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MuniFund Term Preferred Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such MuniFund Term Preferred Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No MuniFund Term Preferred Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Rating Agency.

The Fund shall use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each Series of MuniFund Term Preferred Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the MuniFund Term Preferred Shares generally or the Preferred Shares generally). The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. The Board of Trustees may elect to terminate the designation as a Rating Agency of any Rating Agency previously designated by the Board of Trustees to act as a Rating Agency for purposes hereof (provided that at least one Rating Agency continues to maintain a rating with respect to the MuniFund Term Preferred Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board of Trustees with any other NRSRO permitted to act as Rating Agency as contemplated by the definition of “Rating Agency” and not so designated as a Rating Agency at such time, provided that such replacement shall not occur unless such replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MuniFund Term Preferred Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any MuniFund Term Preferred Shares, or Common Shares.

2.8 Issuance of Additional Preferred Shares.

So long as any MuniFund Term Preferred Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MuniFund Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of MuniFund Term Preferred Shares, including additional Series of MuniFund Term Preferred Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established and created, including additional MuniFund Term Preferred Shares of any Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9 Status of Redeemed or Repurchased MuniFund Term Preferred Shares.

MuniFund Term Preferred Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10 Distributions with respect to Taxable Allocations.

Holders of shares of each Series of MuniFund Term Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations that are paid with respect to shares of such Series in accordance with one of the procedures set forth in clauses (a) through (c) of this Section 2.10:

(a) The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of MuniFund Term Preferred Shares of the amount of a Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments to be paid in respect of such Taxable Allocation. If the Fund provides a Notice of Taxable Allocation with respect to dividends payable on shares of a Series of MuniFund Term Preferred Shares for a Dividend Period, the Fund shall, in addition to and in conjunction with the payment of such dividends, make a supplemental distribution in respect of each share of such Series for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period.

(b) If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of shares of a Series of MuniFund Term Preferred Shares, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c) If in connection with a redemption of MTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(d) The Fund shall not be required to pay Additional Amount Payments with respect to shares of any Series of MuniFund Term Preferred Shares with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11 Term Redemption Liquidity Account and Liquidity Requirement.

(a) On or prior to the Liquidity Account Initial Date with respect to any Series of MuniFund Term Preferred Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of MuniFund Term Preferred Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the

Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of MuniFund Term Preferred Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of MuniFund Term Preferred Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b) The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of Section 2.11(c) below:

Number of Months Preceding:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c) If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d) The Deposit Securities included in the Term Redemption Liquidity Account for a Series of MuniFund Term Preferred Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MuniFund Term Preferred Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12 Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of any Series of MuniFund Term Preferred Shares Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of MuniFund Term Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.13 Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received or, if mailed by first class mail, the date five (5) calendar days after which such notice is mailed.

2.14 Termination.

In the event that no shares of a Series of MuniFund Term Preferred Shares are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15 Appendices.

The designation of each Series of MuniFund Term Preferred Shares shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of MuniFund Term Preferred Shares by including a new Appendix to this Statement relating to such Series.

2.16 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17 Modification.

The Board of Trustees, without the vote of the Holders of MuniFund Term Preferred Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.18 No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of MuniFund Term Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Statement.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, Nuveen Pennsylvania Dividend Advantage Municipal Fund has caused this Statement to be signed on September 29, 2010 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Name: Kevin J. McCarthy Title: Vice President and Secretary

[Signature Page to the Statement Establishing and Fixing the Rights and

Preferences of MuniFund Term Preferred Shares]

APPENDIX A

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

MUNIFUND TERM PREFERRED SHARES, 2.10% SERIES 2015

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of MuniFund Term Preferred Shares of Nuveen Pennsylvania Dividend Advantage Municipal Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated September 29, 2010 (the “MTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Pennsylvania Dividend Advantage Municipal Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the MTP Statement.

Section 1. Designation as to Series.

MuniFund Term Preferred Shares, 2.10% Series 2015: A series of 2,666,850 Preferred Shares classified as MuniFund Term Preferred Shares is hereby designated as the “MuniFund Term Preferred Shares, 2.10% Series 2015” (the “Series 2015 MTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the MTP Statement (except as the MTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2015 MTP Shares shall constitute a separate series of Preferred Shares and of the MuniFund Term Preferred Shares and each Series 2015 MTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2015 MTP Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is 2,666,850.

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is October 4, 2010.

Section 4. Fixed Dividend Rate Applicable to Series.

The Fixed Dividend Rate is 2.10%.

Section 5. Liquidation Preference Applicable to Series.

The Liquidation Preference is $10.00 per share.

Section 6. Term Redemption Date Applicable to Series.

The Term Redemption Date is November 1, 2015.

Section 7. Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period except that any dividend paid with respect to any Dividend Period consisting of the month of December in any year shall be paid on the last Business Day of such December.

Section 8. Non-Call Period Applicable to Series.

The Non-Call Period is the period beginning on the Date of Original of Issue and ending at the close of business on October 31, 2011.

Section 9. Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is May 1, 2015.

Section 10. Exceptions to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 11. Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to each Series 2015 MTP Share, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including November 30, 2010 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series 2015 MTP Share an amount equal to:

(A) if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on or after November 1, 2011 and prior to May 1, 2012, 1.00% of the Liquidation Preference for such Series 2015 MTP Share;

(B) if the Optional Redemption Date for the Series 2015 MTP Share does not occur during a Rating Downgrade Period but occurs on a date that is on or after May 1, 2012, and prior to November 1, 2012, 0.5% of the Liquidation Preference for such Series 2015 MTP Share; or

(C) if the Optional Redemption Date for the Series 2015 MTP Share either occurs during a Rating Downgrade Period or occurs on a date that is on or after November 1, 2012, 0.00% of the Liquidation Preference for such Series 2015 MTP Share.

Section 12. Amendments to Terms of MuniFund Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms of the MuniFund Term Preferred Shares” in the MTP Statement are hereby amended as follows:

Not applicable.

Section 13. Additional Terms and Provisions Applicable to the Series.

The following provisions shall be incorporated into and be deemed part of the MTP Statement:

Notwithstanding anything in Section 2.2(b) or 2.2(g) of the MTP Statement to the contrary, dividends on the Series 2015 MTP Shares for the first Dividend Period for such Series shall be paid to Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on November 29, 2010.

IN WITNESS WHEREOF, Nuveen Pennsylvania Dividend Advantage Municipal Fund has caused this Appendix to be signed on September 29, 2010 in its name and on its behalf by a duly authorized officer. The Declaration and the MTP Statement are on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations and rights set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Name: Kevin J. McCarthy Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of MuniFund Term Preferred Shares]

APPENDIX B

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1. Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2. Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving. Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings database.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

APPENDIX C

TAX OPINION

September 29, 2010

Nuveen Pennsylvania Dividend Advantage Municipal Fund

333 West Wacker Drive

Chicago, IL 60606

Ladies and Gentlemen:

We have acted as special counsel to Nuveen Pennsylvania Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Fund”), in connection with the offer and sale (the “Offering”) by the Fund of up to 2,666,850 shares of preferred stock, par $0.01 per share (“MuniFund Term Preferred Shares”). The MuniFund Term Preferred Shares were issued under the “Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares” dated as of September 29, 2010 (the “Statement”), and they are being offered pursuant to a prospectus (the “Prospectus”) contained in a registration statement on Form N-2 (File No. 333-164479) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the “Registration Statement”).

As special counsel to the Fund, we have examined and relied, as to factual matters (but not as to any conclusions of law), upon originals, or copies certified to our satisfaction, of such records, documents, certificates of the Fund and of public officials and other instruments, and made such other inquiries, as in our judgment are necessary or appropriate to enable us to render the opinions expressed below. We have relied on the representations and warranties set forth therein as to factual matters (but not as to any conclusions of law).

The opinions herein are subject to and conditioned upon the representations made by the Fund concerning factual matters (but not conclusions of law). The initial and continuing truth and accuracy of such representations at all relevant times constitutes an integral basis for the opinions expressed herein and these opinions are conditioned upon the initial and continuing truth and accuracy of such representations at all relevant times.

We have reviewed the descriptions set forth in the Prospectus and the Registration Statement of the Fund’s investments, activities, operations, and governance, and the provisions of the Statement. We have relied upon the facts set forth in the Prospectus and upon the factual representations of officers of the Fund and Nuveen Asset Management. In addition, we have relied on certain additional facts and assumptions described below. In connection with rendering this opinion, we have assumed to be true and are relying upon (without any independent investigation or review thereof):

A.	The authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and authenticity of the originals of such documents, and the conformity of final documents to all documents submitted to us as drafts, and the authenticity of such final documents;

B.	The genuineness of all signatures and the authority and capacity of the individual or individuals who executed any such document on behalf of any person;

C.	The accuracy of all factual representations, warranties, and other statements made by all parties or as set forth in such documents;

D.	The performance and satisfaction of all obligations imposed by any such documents on the parties thereto in accordance with their terms; and

E.	The completeness and accuracy of all records made available to us.

We have further assumed the accuracy of the statements and descriptions of the Fund’s intended activities as described in the Prospectus and that the Fund will operate in accordance with the method of operation described in the Prospectus. In particular, we have assumed that the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for all relevant periods and will continue to do so. We have also assumed, without investigation, that all documents, certificates, representations, warranties, and covenants upon which we have relied in rendering the opinions set forth below and that were given or dated earlier than the date of this letter continue to remain accurate, insofar as relevant to the opinions set forth herein, from such earlier date through and including the date of this letter.

Based solely on the foregoing, and subject to the qualifications, exceptions, assumptions, and limitations expressed herein, we are of the opinion that:

(A) For U.S. federal income tax purposes, (i) the MuniFund Term Preferred Shares will qualify as stock in the Fund, and (ii) the distributions made with respect to the MuniFund Term Preferred Shares will qualify as exempt-interest dividends to the extent designated by the Fund and permitted by Section 852(b)(5)(A) of the Code; and

(B) The statements set forth in the Prospectus under the caption “Tax Matters,” insofar as they purport to constitute matters of United States federal tax law or legal conclusions with respect thereto, are a fair and accurate summary of the matters addressed therein in all material respects, subject to the assumptions and limitations stated therein.

This opinion is furnished to the Fund solely for its benefit in connection with the Offering and except as follows is not to be relied upon, quoted, circulated, published, or otherwise referred to for any other purpose, in whole or in part, without our express prior written consent. This opinion may be disclosed to any holders of MuniFund Term Preferred Shares (and beneficial owners of MuniFund Term Preferred Shares) and they may rely on it as if they were addressees of this opinion, it being understood that we are not establishing any lawyer-client relationship with holders of MuniFund Term Preferred Shares (and beneficial owners of MuniFund Term Preferred Shares). This letter is not to be relied upon for the benefit of any other person.

In addition to the assumptions set forth above, this opinion is subject to the following exceptions, limitations, and qualifications:

1.	Our opinions are based upon our interpretation of the current provisions of the Code and current judicial decisions, administrative regulations, and published notices, rulings, and procedures. We note that there is no authority directly on point dealing with securities like the MuniFund Term Preferred Shares. Our opinions only represent our best judgment and are not binding on the Internal Revenue Service or courts and there is no assurance that the Internal Revenue Service will not successfully challenge the conclusions set forth herein. Consequently, no assurance can be given that future legislative, judicial, or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated herein. We undertake no obligation to advise you of changes in law which may occur after the date hereof.

2.	Our opinions are limited to the federal income tax matters addressed herein, and no other opinions are rendered with respect to any other matter not specifically set forth in the foregoing opinion.

3.	Our opinions are limited in all respects to the federal tax law of the United States and we express no opinion on various state, local, or foreign tax consequences.

4.	The Fund’s qualification and taxation as a regulated investment company under the Code depend upon the Fund’s ability to satisfy through actual operations the applicable asset composition, source of income, distribution, and other requirements of the Code necessary to qualify and be taxed as a regulated investment company, which operations will not be reviewed by special counsel.

5.	The foregoing opinions are based upon the proposed method of operation of the Fund as described in the Prospectus and the representations and covenants set forth in the documents described herein. We undertake no obligation to review at any time in the future either the Fund’s operations or its compliance with such representations and covenants and, consequently, no assurance can be given that the Fund will satisfy the requirements of the Code necessary to qualify or be taxed as a regulated investment company for any particular taxable year. Further, we assume no obligation to advise you of any changes in our opinion subsequent to the delivery of this opinion letter.

6.	In the event any one of the statements, representations, warranties, covenants, or assumptions we have relied upon to issue these opinions is incorrect in a material respect, our opinions might be adversely affected and if so may not be relied on.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement and the references to us under the headings “Tax Matters” and “Legal Opinions” in the Prospectus.

Very truly yours,

/s/ K & L Gates LLP

K & L Gates LLP

Nuveen Pennsylvania Dividend Advantage Municipal Fund

MuniFund Term Preferred Shares

2,319,000 Shares, 2.10% Series 2015

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2010